Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q08

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Income:
Segment View	4
Regional View	5
Net Revenues:
Segment View	6
Regional View	7

Segment Detail

Global Cards	8 - 10

Consumer Banking	11 -14

Institutional Clients Group (ICG)	15
Securities and Banking	16
Transaction Services	17
Global Wealth Management	18 - 19

Regional Detail
North America	20
EMEA	21
Latin America	22
Asia	23 -24

Citigroup Supplemental Detail
Return on Capital	25
Average Balances and Interest Rates	26
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	27
Allowance for Credit Losses:
Total Citigroup	28
Consumer Loans	29
Corporate Loans	30
Components of Provision for Loan Losses	31
Non-Performing Assets	32

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

														4Q08 vs.	Full	Full		YTD 2008 vs.
	1Q	2Q	3Q	4Q		1Q		2Q		3Q		4Q		4Q07 Increase/	Year	Year		YTD 2007 Increase/
	2007	2007	2007	2007		2008		2008		2008		2008		(Decrease)	2007	2008		(Decrease)

Total Revenues, Net of Interest Expense	$24,646	$25,790	$21,640	$6,419		$12,441		$18,077		$16,680		$5,595		(13)%	$78,495	$52,793		(33)%
Total Operating Expenses	15,121	14,429	14,152	16,100		15,775		15,644		14,425		15,348		(5)%	59,802	61,192		2%
Provision for Loan Losses and for Benefits and Claims	2,810	2,579	4,867	7,661		5,852		7,100		9,067		12,695		66%	17,917	34,714		94%
Income Taxes	1,797	2,619	492	(7,406)		(3,939)		(2,404)		(3,294)		(10,002)		(35)%	(2,498)	(19,639)		NM
Minority Interest	47	123	20	95		(21)		76		(95)		(309)		NM	285	(349)		NM
Income (Loss) from Continuing Operations	$4,871	$6,040	$2,109	$(10,031)		$(5,226)		$(2,339)		$(3,423)		$(12,137)		(21)%	$2,989	$(23,125)		NM
Discontinued Operations, After-tax	141	186	103	198		115		(156)		608		3,843		NM	628	4,410		NM

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)		$(5,111)		$(2,495)		$(2,815)		$(8,294)		16%	$3,617	$(18,715)		NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$0.98	$1.21	$0.42	$(2.03	)(1)	$(1.04	)(1)	$(0.51	)(1)	$(0.71	)(1)	$(2.44	)(1)	(20)%	$0.59	$(4.72	)(1)	NM
Net Income (Loss)	$1.01	$1.24	$0.44	$(1.99	)(1)	$(1.02	)(1)	$(0.54	)(1)	$(0.60	)(1)	$(1.72	)(1)	14%	$0.72	$(3.88	)(1)	NM
Shares (in millions):
Average Basic	4,877.0	4,898.3	4,916.1	4,931.9		5,085.6		5,287.4		5,341.8		5,346.9		8%	4,905.8	5,265.4
Average Diluted	4,967.9	4,992.9	5,010.9	5,009.3		5,591.1		5,800.0		5,867.3		5,922.0		18%	4,995.3	5,795.1
Common Shares Outstanding, at period end	4,946.4	4,974.6	4,981.1	4,994.6		5,249.8		5,445.4		5,449.5		5,450.1		9%

Preferred Dividends - Basic (in millions) (2)	$16	$14	$6	$—		$83		$361		$389		$899			$36	$1,732
Preferred Dividends - Diluted (in millions) (2)	$16	$14	$6	$—		$17		$91		$119		$628			$36	$855

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations	$4,855	$6,026	$2,103	$(10,031)		$(5,309)		$(2,700)		$(3,812)		$(13,036)		(30)%	$2,953	$(24,857)		NM
Net Income (Loss)	$4,996	$6,212	$2,206	$(9,833)		$(5,194)		$(2,856)		$(3,204)		$(9,193)		7%	$3,581	$(20,447)		NM

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$4,855	$6,026	$2,103	$(10,031)		$(5,243	)(1)	$(2,430	)(1)	$(3,542	)(1)	$(12,765	)(1)	(27)%	$2,953	$(23,980	)(1)	NM
Net Income (Loss)	$4,996	$6,212	$2,206	$(9,833)		$(5,128	)(1)	$(2,586	)(1)	$(2,934	)(1)	$(8,922	)(1)	11%	$3,581	$(19,570	)(1)	NM

Financial Ratios:
Tier 1 Capital Ratio	8.26%	7.91%	7.32%	7.12%		7.74%		8.74%		8.19%		11.8	%*
Total Capital Ratio	11.48%	11.23%	10.61%	10.70%		11.22%		12.29%		11.68%		15.6	%*
Leverage Ratio	4.84%	4.37%	4.13%	4.03%		4.39%		5.04%		4.70%		6.0	%*
Return on Common Equity	17.1%	20.1%	6.9%	(32.4)%		(18.6)%		(10.4)%		(12.2)%		(42.0	)%*		2.9%	(19.8)%

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,020.8	$2,220.7	$2,358.1	$2,187.5		$2,199.7		$2,100.4		$2,050.1		$1,945.3	*	(11)%
Trading Account Assets	460.1	538.3	581.2	539.0		578.4		505.4		457.5		380.0	*	(29)%
Total Loans	693.3	742.9	774.0	778.0		789.8		746.8		717.0		694.5	*	(11)%
Total Deposits	738.5	771.8	812.9	826.2		831.2		803.6		780.3		774.2	*	(6)%
Stockholders’ Equity	121.9	127.6	127.0	113.4		128.1		136.4		126.1		150.8	*	33%
Equity and Trust Securities	131.3	137.8	138.7	137.2		152.2		160.1		149.7		174.7	*	27%
Book Value Per Share	$24.45	$25.53	$25.45	$22.71		$20.70		$20.01		$18.10		$14.70	*	(35)%

Direct Staff (in thousands)	343	361	371	375		369		363		352		323	*	(14)%

(1)

The Diluted EPS calculation for the fourth quarter of 2007, first, second, third and fourth quarters of 2008 utilizes Basic Shares and Income available to common shareholders (Basic) due to the Net Loss.

Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.
(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

NM Not meaningful

Reclassified to conform to the current period’s presentation.
* Preliminary

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Revenues
Interest revenue	$27,417	$29,889	$32,267	$31,856	$29,190	$27,372	$26,182	$23,911	(25)%	$121,429	$106,681	(12)%
Interest expense	17,192	18,812	20,423	19,624	16,122	13,407	12,776	10,658	(46)%	76,051	52,963	(30)%
Net interest revenue	10,225	11,077	11,844	12,232	13,068	13,965	13,406	13,253	8%	45,378	53,692	18%

Commissions and fees	5,488	6,526	3,944	4,748	1,576	6,043	3,425	183	(96)%	20,706	11,227	(46)%
Principal transactions	3,166	2,627	(246)	(17,633)	(6,663)	(5,589)	(2,904)	(7,032)	60%	(12,086)	(22,188)	(84)%
Administrative and other fiduciary fees	1,941	2,234	2,460	2,497	2,298	2,289	2,165	1,808	(28)%	9,132	8,560	(6)%
Realized gains (losses) from sales of investments	473	119	263	313	(119)	(139)	(605)	(1,198)	NM	1,168	(2,061)	NM
Insurance premiums	730	743	772	817	843	847	823	708	(13)%	3,062	3,221	5%
Other revenue	2,623	2,464	2,603	3,445	1,438	661	370	(2,127)	NM	11,135	342	(97)%
Total non-interest revenues	14,421	14,713	9,796	(5,813)	(627)	4,112	3,274	(7,658)	(32)%	33,117	(899)	NM
Total revenues, net of interest expense	24,646	25,790	21,640	6,419	12,441	18,077	16,680	5,595	(13)%	78,495	52,793	(33)%

Provisions for Credit Losses and for Benefits and Claims
Provision for loan losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	66%	16,832	33,674	100%
Policyholder benefits and claims	261	197	236	241	275	260	274	594	NM	935	1,403	50%
Provision for unfunded lending commitments	—	—	50	100	—	(143)	(150)	(70)	NM	150	(363)	NM
Total provisions for credit losses and for benefits and claims	2,810	2,579	4,867	7,661	5,852	7,100	9,067	12,695	66%	17,917	34,714	94%

Operating Expenses
Compensation and benefits	8,566	8,787	7,595	8,944	8,933	9,060	7,865	6,582	(26)%	33,892	32,440	(4)%
Premises and Equipment	1,525	1,595	1,741	1,787	1,783	1,834	1,771	1,737	(3)%	6,648	7,125	7%
Technology / communication expense	970	1,139	1,159	1,243	1,215	1,248	1,240	1,194	(4)%	4,511	4,897	9%
Advertising and marketing expense	578	733	766	726	636	648	515	493	(32)%	2,803	2,292	(18)%
Restructuring-related items	1,377	63	35	53	15	(44)	8	1,787	NM	1,528	1,766	16%
Other operating	2,105	2,112	2,856	3,347	3,193	2,898	3,026	3,555	6%	10,420	12,672	22%
Total operating expenses	15,121	14,429	14,152	16,100	15,775	15,644	14,425	15,348	(5)%	59,802	61,192	2%

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	6,715	8,782	2,621	(17,342)	(9,186)	(4,667)	(6,812)	(22,448)	(29)%	776	(43,113)	NM
Provision (benefits) for income taxes	1,797	2,619	492	(7,406)	(3,939)	(2,404)	(3,294)	(10,002)	(35)%	(2,498)	(19,639)	NM
Minority interest, net of income taxes	47	123	20	95	(21)	76	(95)	(309)	NM	285	(349)	NM

Income (Loss) from Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	(12,137)	(21)%	2,989	(23,125)	NM
Discontinued Operations (1)
Income from Discontinued Operations	206	277	148	294	163	232	501	582		925	1,478
Gain (Loss) on Sale / Pending Sale	—	—	—	—	—	(517)	9	3,647		—	3,139
Provision (benefits) for income taxes	65	91	45	96	48	(129)	(98)	386		297	207
Income from Discontinued Operations, net	141	186	103	198	115	(156)	608	3,843		628	4,410
Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(8,294)	16%	$3,617	$(18,715)	NM

(1)                  Discontinued Operations includes:

a)                       The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)                      The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

									December 31, 2008
									vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31, 2007
	2007	2007	2007	2007	2008	2008	2008	2008 (1)	Inc (Decr)

Assets
Cash and due from banks (including segregated cash and other deposits)	$24,421	$30,635	$38,226	$38,206	$30,837	$44,824	$63,026	$29,028	(24)%
Deposits with banks	44,906	70,897	58,713	69,366	73,318	67,945	78,670	170,556	NM
Fed funds sold and securities borr’d or purch under agree. to resell	303,925	348,129	383,217	274,066	239,006	220,169	225,409	184,133	(33)%
Brokerage receivables	51,976	61,144	69,062	57,359	65,653	62,492	80,532	44,278	(23)%
Trading account assets	460,065	538,316	581,220	538,984	578,437	505,439	457,462	380,043	(29)%
Investments
Available-for-sale	286,567	257,880	240,828	215,008	204,155	232,528	205,731	190,361	(11)%
Held-to-maturity	—	—	—	—	—	—	—	63,032	—
Total Investments	286,567	257,880	240,828	215,008	204,155	232,528	205,731	253,393	18%
Loans, net of unearned income
Consumer (2)	519,105	551,223	570,891	592,307	596,987	571,238	543,436	519,673	(12)%
Corporate	174,239	191,701	203,078	185,686	192,856	175,552	173,519	174,858	(6)%
Loans, net of unearned income	693,344	742,924	773,969	777,993	789,843	746,790	716,955	694,531	(11)%
Allowance for loan losses	(9,510)	(10,381)	(12,728)	(16,117)	(18,257)	(20,777)	(24,005)	(29,616)	(84)%
Total loans, net	683,834	732,543	761,241	761,876	771,586	726,013	692,950	664,915	(13)%
Goodwill	34,229	39,080	39,798	41,053	43,471	42,386	39,662	36,700	(11)%
Intangible assets (other than MSR’s)	10,498	12,903	13,694	14,307	16,229	15,608	15,118	14,533	2%
Mortgage servicing rights (MSR’s)	8,832	10,072	9,957	8,380	7,716	8,934	8,346	5,657	(32)%
Other assets	111,562	119,116	162,159	168,875	169,289	161,101	164,598	162,027	(4)%
Assets of discontinued operations held for sale (2)	—	—	—	—	—	12,946	18,627	—	—
Total assets	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,945,263	(11)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$39,296	$41,740	$38,842	$40,859	$43,779	$49,636	$61,694	$60,070	47%
Interest-bearing deposits in U.S. offices	198,840	196,481	211,147	225,198	226,285	210,916	215,423	229,906	2%
Non-interest-bearing deposits in offices outside the U.S.	36,328	39,132	43,052	43,335	45,230	46,765	46,348	37,412	(14)%
Interest-bearing deposits in offices outside the U.S.	464,057	494,408	519,809	516,838	515,914	496,325	456,878	446,797	(14)%
Total deposits (2)	738,521	771,761	812,850	826,230	831,208	803,642	780,343	774,185	(6)%
Fed funds purch and securities loaned or sold under agree. to repurch.	393,670	394,143	440,369	304,243	279,561	246,107	250,419	205,293	(33)%
Brokerage payables	88,722	96,528	94,830	84,951	95,597	96,432	117,536	70,916	(17)%
Trading account liabilities	173,902	217,992	215,623	182,082	201,986	189,468	169,283	167,536	(8)%
Short-term borrowings	111,179	167,139	194,304	146,488	135,799	114,445	104,855	126,691	(14)%
Long-term debt	310,768	340,077	364,526	427,112	424,959	417,928	393,097	359,593	(16)%
Other liabilities (3)	82,121	105,472	108,651	102,927	102,519	95,502	94,263	90,275	(12)%
Liabilities of discontinued operations held for sale (2)	—	—	—	—	—	456	14,273	—	—
Total liabilities	1,898,883	2,093,112	2,231,153	2,074,033	2,071,629	1,963,980	1,924,069	1,794,489	(13)%

Stockholders’ equity
Preferred Stock	1,000	600	200	—	19,384	27,424	27,424	70,664	—
Common Stock	55	55	55	55	55	57	57	57	4%
Additional paid-in capital	17,341	17,725	18,297	18,007	11,131	16,594	16,884	19,165	6%
Retained earnings	131,244	134,781	134,294	121,769	114,899	110,290	105,340	95,490	(22)%
Treasury stock	(23,833)	(22,588)	(22,329)	(21,724)	(10,020)	(9,911)	(9,642)	(9,582)	56%
Accumulated other comprehensive income (loss)	(3,875)	(2,970)	(3,555)	(4,660)	(7,381)	(8,049)	(14,001)	(25,020)	NM
Total stockholders’ equity	121,932	127,603	126,962	113,447	128,068	136,405	126,062	150,774	33%
Total liabilities and stockholders’ equity	$2,020,815	$2,220,715	$2,358,115	$2,187,480	$2,199,697	$2,100,385	$2,050,131	$1,945,263	(11)%

(1)	Preliminary
(2)

Assets and Liabilities of discontinued operations held-for-sale include $15.6 billion of loans and $13.5 billion of deposits at September 30, 2008, respectively, related to the announced sale of Citigroup’s Retail Banking Operations in Germany.

(3)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively, $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME SEGMENT VIEW (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q08 vs. 4Q07 Increase/	Full Year	Full Year	YTD 2008 vs. YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards:
North America	$872	$711	$808	$322	$537	$178	$(873)	$(371)	NM	$2,713	$(529)	NM
EMEA	38	44	30	120	42	4	(25)	(138)	NM	232	(117)	NM
Latin America	235	184	563	251	516	165	(36)	(154)	NM	1,233	491	(60)%
Asia	105	109	41	241	131	105	32	53	(78)%	496	321	(35)%
Total Global Cards	1,250	1,048	1,442	934	1,226	452	(902)	(610)	NM	4,674	166	(96)%

Consumer Banking:
North America	750	891	59	(920)	(333)	(951)	(1,080)	(2,165)	NM	780	(4,529)	NM
EMEA	(46)	16	(28)	(64)	(85)	(63)	(94)	(233)	NM	(122)	(475)	NM
Latin America	169	183	102	206	271	76	29	(76)	NM	660	300	(55)%
Asia	306	310	23	200	199	110	46	796	NM	839	1,151	37%
Total Consumer Banking	1,179	1,400	156	(578)	52	(828)	(1,099)	(1,678)	NM	2,157	(3,553)	NM

Institutional Clients Group (ICG):
North America	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	(2,950)	(8,713)	0%	(6,733)	(20,471)	NM
EMEA	694	804	(26)	(3,372)	(1,142)	(89)	104	25	101%	(1,900)	(1,102)	42%
Latin America	366	391	407	466	382	402	271	237	(49)%	1,630	1,292	(21)%
Asia	596	728	606	918	358	496	558	(1,006)	NM	2,848	406	(86)%
Total Institutional Clients Group (ICG)	2,917	3,384	267	(10,723)	(6,357)	(2,044)	(2,017)	(9,457)	12%	(4,155)	(19,875)	NM

Global Wealth Management:
North America	361	334	334	386	165	309	264	230	(40)%	1,415	968	(32)%
EMEA	7	46	4	20	26	20	24	14	(30)%	77	84	9%
Latin America	15	29	12	16	26	15	16	(1)	NM	72	56	(22)%
Asia	65	103	140	102	77	61	59	(214)	NM	410	(17)	NM
Total Global Wealth Management	448	512	490	524	294	405	363	29	(94)%	1,974	1,091	(45)%

Corporate / Other	(923)	(304)	(246)	(188)	(441)	(324)	232	(421)	NM	(1,661)	(954)	43%

Income (Loss) From Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	(12,137)	(21)%	2,989	(23,125)	NM

Discontinued Operations	141	186	103	198	115	(156)	608	3,843		628	4,410

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(8,294)	16%	$3,617	$(18,715)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$872	$711	$808	$322	$537	$178	$(873)	$(371)	NM	$2,713	$(529)	NM
Consumer Banking	750	891	59	(920)	(333)	(951)	(1,080)	(2,165)	NM	780	(4,529)	NM
Institutional Clients Group	1,261	1,461	(720)	(8,735)	(5,955)	(2,853)	(2,950)	(8,713)	—	(6,733)	(20,471)	NM
Securities & Banking	1,227	1,409	(780)	(8,785)	(6,034)	(2,904)	(3,037)	(8,784)	—	(6,929)	(20,759)	NM
Transaction Services	34	52	60	50	79	51	87	71	42%	196	288	47%
Global Wealth Management	361	334	334	386	165	309	264	230	(40)%	1,415	968	(32)%
Total North America	3,244	3,397	481	(8,947)	(5,586)	(3,317)	(4,639)	(11,019)	(23)%	(1,825)	(24,561)	NM

EMEA
Global Cards	38	44	30	120	42	4	(25)	(138)	NM	232	(117)	NM
Consumer Banking	(46)	16	(28)	(64)	(85)	(63)	(94)	(233)	NM	(122)	(475)	NM
Institutional Clients Group	694	804	(26)	(3,372)	(1,142)	(89)	104	25	101%	(1,900)	(1,102)	42%
Securities & Banking	544	631	(205)	(3,543)	(1,364)	(327)	(175)	(240)	93%	(2,573)	(2,106)	18%
Transaction Services	150	173	179	171	222	238	279	265	55%	673	1,004	49%
Global Wealth Management	7	46	4	20	26	20	24	14	(30)%	77	84	9%
Total EMEA	693	910	(20)	(3,296)	(1,159)	(128)	9	(332)	90%	(1,713)	(1,610)	6%

Latin America
Global Cards	235	184	563	251	516	165	(36)	(154)	NM	1,233	491	(60)%
Consumer Banking	169	183	102	206	271	76	29	(76)	NM	660	300	(55)%
Institutional Clients Group	366	391	407	466	382	402	271	237	(49)%	1,630	1,292	(21)%
Securities & Banking	289	301	297	334	250	260	126	129	(61)%	1,221	765	(37)%
Transaction Services	77	90	110	132	132	142	145	108	(18)%	409	527	29%
Global Wealth Management	15	29	12	16	26	15	16	(1)	NM	72	56	(22)%
Total Latin America	785	787	1,084	939	1,195	658	280	6	(99)%	3,595	2,139	(41)%

Asia
Global Cards	105	109	41	241	131	105	32	53	(78)%	496	321	(35)%
Consumer Banking	306	310	23	200	199	110	46	796	NM	839	1,151	37%
Institutional Clients Group	596	728	606	918	358	496	558	(1,006)	NM	2,848	406	(86)%
Securities & Banking	409	527	364	604	59	226	252	(1,283)	NM	1,904	(746)	NM
Transaction Services	187	201	242	314	299	270	306	277	(12)%	944	1,152	22%
Global Wealth Management	65	103	140	102	77	61	59	(214)	NM	410	(17)	NM
Total Asia	1,072	1,250	810	1,461	765	772	695	(371)	NM	4,593	1,861	(59)%

Corporate / Other	(923)	(304)	(246)	(188)	(441)	(324)	232	(421)	NM	(1,661)	(954)	43%

Income (Loss) From Continuing Operations	4,871	6,040	2,109	(10,031)	(5,226)	(2,339)	(3,423)	(12,137)	(21)%	2,989	(23,125)	NM

Discontinued Operations	141	186	103	198	115	(156)	608	3,843		628	4,410

Net Income (Loss)	$5,012	$6,226	$2,212	$(9,833)	$(5,111)	$(2,495)	$(2,815)	$(8,294)	16%	$3,617	$(18,715)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES SEGMENT VIEW (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards:
North America	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	$2,640	(28)%	$13,893	$10,299	(26)%
EMEA	349	475	566	565	585	611	593	537	(5)%	1,955	2,326	19%
Latin America	867	990	1,728	1,218	1,776	1,229	1,143	869	(29)%	4,803	5,017	4%
Asia	513	531	538	818	675	659	665	566	(31)%	2,400	2,565	7%
Total Global Cards	5,136	5,294	6,342	6,279	6,379	5,427	3,789	4,612	(27)%	23,051	20,207	(12)%

Consumer Banking:
North America	4,058	4,224	4,164	4,545	4,485	4,124	4,414	3,604	(21)%	16,991	16,627	(2)%
EMEA	560	603	625	697	700	762	622	512	(27)%	2,485	2,596	4%
Latin America	946	996	1,071	1,172	1,048	1,038	1,015	858	(27)%	4,185	3,959	(5)%
Asia	1,458	1,475	1,442	1,422	1,558	1,431	1,378	1,103	(22)%	5,797	5,470	(6)%
Total Consumer Banking	7,022	7,298	7,302	7,836	7,791	7,355	7,429	6,077	(22)%	29,458	28,652	(3)%

Institutional Clients Group (ICG):
North America	4,245	4,026	110	(11,421)	(7,824)	(1,748)	(2,165)	(10,740)	6%	(3,040)	(22,477)	NM
EMEA	2,827	2,993	1,398	(2,983)	133	1,740	1,913	1,806	NM	4,235	5,592	32%
Latin America	965	985	1,103	1,153	1,012	1,075	828	897	(22)%	4,206	3,812	(9)%
Asia	1,616	2,257	2,006	2,460	1,721	1,872	1,817	(154)	NM	8,339	5,256	(37)%
Total Institutional Clients Group (ICG)	9,653	10,261	4,617	(10,791)	(4,958)	2,939	2,393	(8,191)	24%	13,740	(7,817)	NM

Global Wealth Management:
North America	2,385	2,441	2,455	2,509	2,376	2,427	2,317	2,175	(13)%	9,790	9,295	(5)%
EMEA	108	137	139	159	170	153	147	134	(16)%	543	604	11%
Latin America	91	92	92	98	100	102	92	63	(36)%	373	357	(4)%
Asia	234	527	833	698	633	633	608	471	(33)%	2,292	2,345	2%
Total Global Wealth Management	2,818	3,197	3,519	3,464	3,279	3,315	3,164	2,843	(18)%	12,998	12,601	(3)%

Corporate / Other	17	(260)	(140)	(369)	(50)	(959)	(95)	254	NM	(752)	(850)	(13)%

Total Net Revenues	$24,646	$25,790	$21,640	$6,419	$12,441	$18,077	$16,680	$5,595	(13)%	$78,495	$52,793	(33)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

North America
Global Cards	$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	$2,640	(28)%	$13,893	$10,299	(26)%
Consumer Banking	4,058	4,224	4,164	4,545	4,485	4,124	4,414	3,604	(21)%	16,991	16,627	(2)%
Institutional Clients Group	4,245	4,026	110	(11,421)	(7,824)	(1,748)	(2,165)	(10,740)	6%	(3,040)	(22,477)	NM
Securities & Banking	3,907	3,655	(336)	(11,889)	(8,317)	(2,244)	(2,693)	(11,331)	5%	(4,663)	(24,585)	NM
Transaction Services	338	371	446	468	493	496	528	591	26%	1,623	2,108	30%
Global Wealth Management	2,385	2,441	2,455	2,509	2,376	2,427	2,317	2,175	(13)%	9,790	9,295	(5)%
Total North America	14,095	13,989	10,239	(689)	2,380	7,731	5,954	(2,321)	NM	37,634	13,744	(63)%

EMEA
Global Cards	349	475	566	565	585	611	593	537	(5)%	1,955	2,326	19%
Consumer Banking	560	603	625	697	700	762	622	512	(27)%	2,485	2,596	4%
Institutional Clients Group	2,827	2,993	1,398	(2,983)	133	1,740	1,913	1,806	NM	4,235	5,592	32%
Securities & Banking	2,229	2,313	674	(3,762)	(680)	871	1,043	988	NM	1,454	2,222	53%
Transaction Services	598	680	724	779	813	869	870	818	5%	2,781	3,370	21%
Global Wealth Management	108	137	139	159	170	153	147	134	(16)%	543	604	11%
Total EMEA	3,844	4,208	2,728	(1,562)	1,588	3,266	3,275	2,989	NM	9,218	11,118	21%

Latin America
Global Cards	867	990	1,728	1,218	1,776	1,229	1,143	869	(29)%	4,803	5,017	4%
Consumer Banking	946	996	1,071	1,172	1,048	1,038	1,015	858	(27)%	4,185	3,959	(5)%
Institutional Clients Group	965	985	1,103	1,153	1,012	1,075	828	897	(22)%	4,206	3,812	(9)%
Securities & Banking	730	724	812	812	680	707	463	561	(31)%	3,078	2,411	(22)%
Transaction Services	235	261	291	341	332	368	365	336	(1)%	1,128	1,401	24%
Global Wealth Management	91	92	92	98	100	102	92	63	(36)%	373	357	(4)%
Total Latin America	2,869	3,063	3,994	3,641	3,936	3,444	3,078	2,687	(26)%	13,567	13,145	(3)%

Asia
Global Cards	513	531	538	818	675	659	665	566	(31)%	2,400	2,565	7%
Consumer Banking	1,458	1,475	1,442	1,422	1,558	1,431	1,378	1,103	(22)%	5,797	5,470	(6)%
Institutional Clients Group	1,616	2,257	2,006	2,460	1,721	1,872	1,817	(154)	NM	8,339	5,256	(37)%
Securities & Banking	1,137	1,722	1,398	1,749	1,012	1,205	1,106	(808)	NM	6,006	2,515	(58)%
Transaction Services	479	535	608	711	709	667	711	654	(8)%	2,333	2,741	17%
Global Wealth Management	234	527	833	698	633	633	608	471	(33)%	2,292	2,345	2%
Total Asia	3,821	4,790	4,819	5,398	4,587	4,595	4,468	1,986	(63)%	18,828	15,636	(17)%

Corporate / Other	17	(260)	(140)	(369)	(50)	(959)	(95)	254	NM	(752)	(850)	(13)%

Total Net Revenues	$24,646	$25,790	$21,640	$6,419	$12,441	$18,077	$16,680	$5,595	(13)%	$78,495	$52,793	(33)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS

(In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$2,291	$2,660	$2,723	$3,008	$2,706	$2,998	$2,884	$2,679	(11)%	$10,682	$11,267	5%
Non-Interest Revenue	2,845	2,634	3,619	3,271	3,673	2,429	905	1,933	(41)%	12,369	8,940	(28)%
Total Revenues, Net of Interest Expense (1)	5,136	5,294	6,342	6,279	6,379	5,427	3,789	4,612	(27)%	23,051	20,207	(12)%
Total Operating Expenses	2,400	2,479	2,610	3,082	2,595	2,710	2,595	2,656	(14)%	10,571	10,556	—
Net Credit Losses	865	847	1,045	1,120	1,248	1,412	1,588	1,670	49%	3,877	5,918	53%
Credit Reserve Build / (Release)	(9)	426	503	652	623	583	1,069	1,275	96%	1,572	3,550	NM
Provision for Benefits & Claims	20	13	20	15	20	24	15	29	93%	68	88	29%
Provision for Loan Losses and for Benefits and Claims	876	1,286	1,568	1,787	1,891	2,019	2,672	2,974	66%	5,517	9,556	73%
Income Before Taxes and Minority Interest	1,860	1,529	2,164	1,410	1,893	698	(1,478)	(1,018)	NM	6,963	95	(99)%
Income Taxes	609	478	719	472	664	242	(579)	(411)	NM	2,278	(84)	NM
Minority Interest	1	3	3	4	3	4	3	3	(25)%	11	13	18%
Net Income	$1,250	$1,048	$1,442	$934	$1,226	$452	$(902)	$(610)	NM	$4,674	$166	(96)%
Average Assets (in billions of dollars)	$104	$109	$113	$123	$123	$123	$119	$111	(10)%	$112	$119	6%
Return on Assets	4.87%	3.86%	5.06%	3.01%	4.01%	1.48%	(3.02)%	(2.19)%		4.17%	0.14%
Net Credit Loss Ratio	4.70%	4.26%	5.00%	4.78%	5.39%	6.18%	7.02%	7.75%
Average Risk Capital	$8,197	$8,399	$8,722	$9,397	$14,762	$15,233	$14,520	$13,976	49%	$8,679	$14,623	68%
Return on Risk Capital	62%	50%	66%	39%	33%	12%	(25)%	(17)%		54%	1%
Return on Invested Capital	26%	22%	29%	18%	18%	7%	(13)%	(9)%		24%	1%

KEY INDICATORS

EOP Open Accounts (in millions)
North America	152.6	150.1	149.1	151.9	148.6	146.9	145.3	138.2	(9)%
EMEA	5.6	8.0	8.2	8.4	8.8	8.9	9.1	9.0	7%
Latin America	11.7	12.0	12.4	12.9	12.9	12.9	12.9	12.7	(2)%
Asia	13.8	14.1	14.3	15.4	15.7	15.7	15.4	15.6	1%
Total	183.7	184.2	184.0	188.6	186.0	184.4	182.7	175.5	(7)%

Purchase Sales (in billions of dollars)
North America	$73.8	$83.5	$83.1	$89.3	$76.9	$83.8	$80.3	$75.7	(15)%
EMEA	3.9	6.0	7.0	7.8	7.0	7.5	7.5	6.2	(21)%
Latin America	5.8	6.8	7.4	8.4	8.2	8.8	8.4	7.1	(15)%
Asia	11.6	12.6	13.1	14.8	14.7	15.3	14.9	13.7	(7)%
Total	$95.1	$108.9	$110.6	$120.3	$106.8	$115.4	$111.1	$102.7	(15)%

Average Managed Loans (2):
North America (managed basis)	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	$149.3	(1)%
EMEA	7.2	11.6	14.2	15.1	15.7	16.5	16.2	14.1	(7)%
Latin America	10.2	11.7	12.3	13.5	14.1	14.7	14.6	11.8	(13)%
Asia	13.2	13.9	14.8	16.0	17.1	17.6	17.3	16.1	1%
Total	$174.9	$180.4	$186.6	$195.1	$199.6	$200.0	$198.7	$191.3	(2)%

(1)

The 2007 first quarter, 2007 second quarter, 2007 third quarter, 2007 fourth quarter, 2008 first quarter, 2008 second quarter and 2008 third quarter include releases of $98 million, $144 million, $73 million, $157 million, $58 million, $21 million and $23 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)

Managed basis is applicable only in North America, as securitizations are not done in any other region.

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.

Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2007	2007	2007	2007	2008	2008	2008	2008

KEY INDICATORS (continued) (1)

Managed Average Yield
North America (managed basis)	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%	13.64%	13.82%
EMEA	17.94%	16.47%	16.17%	15.31%	15.65%	15.38%	15.50%	15.81%
Latin America	28.28%	29.24%	28.68%	26.27%	28.44%	30.36%	29.03%	27.25%
Asia	13.72%	14.04%	13.78%	13.89%	13.82%	13.79%	13.63%	13.55%
Global Total	15.13%	15.29%	15.42%	14.84%	14.69%	14.72%	14.92%	14.77%

Managed Net Interest Revenue as a % of Average Managed Loans
North America (managed basis)	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%	11.03%	11.04%
EMEA	13.47%	13.89%	13.01%	11.55%	12.20%	12.18%	12.25%	12.33%
Latin America	21.25%	23.90%	23.26%	21.13%	22.93%	25.51%	22.93%	20.86%
Asia	10.17%	10.49%	10.16%	10.21%	10.04%	9.85%	9.70%	9.94%
Global Total	10.87%	11.42%	11.51%	10.96%	11.16%	11.73%	11.89%	11.65%

Coincident Managed Net Credit Loss Ratio
North America (managed basis)	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%	7.13%	8.04%
EMEA	3.20%	2.70%	4.90%	0.72%	3.56%	3.94%	4.41%	5.17%
Latin America	8.75%	6.84%	9.65%	9.01%	10.25%	11.41%	13.16%	14.18%
Asia	3.19%	3.32%	3.11%	3.06%	3.17%	3.37%	3.63%	4.02%
Global Total	4.67%	4.45%	4.77%	4.86%	5.72%	6.40%	7.05%	7.87%

Managed Net Credit Margin as a % of Average Managed Loans
North America (managed basis)	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%	5.90%	5.32%
EMEA	16.38%	13.83%	10.91%	14.12%	11.39%	10.96%	10.16%	10.02%
Latin America	25.89%	26.98%	46.08%	26.73%	40.43%	22.23%	17.92%	15.01%
Asia	12.53%	12.02%	11.32%	17.27%	12.69%	11.73%	11.65%	10.00%
Global Total	9.30%	9.46%	11.02%	10.28%	10.30%	8.50%	7.63%	6.66%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans
North America (managed basis)	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%	2.11%	2.62%
EMEA	1.96%	2.02%	1.81%	1.53%	1.62%	1.81%	2.08%	2.60%
Latin America	3.39%	3.79%	3.67%	3.92%	3.75%	4.16%	4.36%	4.86%
Asia	1.59%	1.43%	1.43%	1.50%	1.49%	1.53%	1.57%	1.57%
Global Total	1.70%	1.66%	1.74%	1.88%	2.02%	2.12%	2.22%	2.66%

(1)

Managed basis is applicable only in North America, as securitizations are not done in any other region.

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.

Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 3 North America (In millions of dollars)

										4Q08 vs.
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
		2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS (1)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues		$3,407	$3,298	$3,510	$3,678	$3,343	$2,928	$1,388	$2,640	(28)%
Net Impact of Credit Card Securitization Activity (2)		929	998	1,124	1,200	1,610	2,016	3,579	2,426	NM
Total Managed Revenues		$4,336	$4,296	$4,634	$4,878	$4,953	$4,944	$4,967	$5,066	4%

Return on Managed Assets		2.26%	1.84%	2.04%	0.79%	1.32%	0.44%	(2.13)%	(0.92)%

Average Managed Loans	Securitized	$97.4	$97.6	$101.0	$99.8	$105.8	$107.4	$108.8	$105.6	6%
(in billions of dollars)	Held for Sale	3.0	3.3	3.0	2.7	1.0	1.0	—	—	(100)%
	On Balance Sheet	43.9	42.3	41.3	48.0	45.9	42.8	41.8	43.7	(9)%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	$149.3	(1)%

	Citi Branded	$92.6	$91.6	$92.4	$95.3	$96.8	$96.6	$95.6	$94.4	(1)%
	Retail Partners	51.7	51.6	52.9	55.2	55.9	54.6	55.0	54.9	(1)%
	Total	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	$149.3	(1)%

EOP Managed Loans	Citi Branded	$91.6	$92.9	$93.6	$98.7	$96.3	$96.0	$96.0	$95.1	(4)%
	Retail Partners	50.9	52.3	53.8	57.9	54.4	55.2	55.1	56.0	(3)%
	Total	$142.5	$145.2	$147.4	$156.6	$150.7	$151.2	$151.1	$151.1	(4)%

Managed Average Yield (3)	Citi Branded	12.31%	12.25%	12.50%	12.12%	11.46%	11.19%	11.68%	11.99%
	Retail Partners	17.60%	17.59%	17.71%	16.90%	16.77%	16.87%	17.04%	16.96%
	Total	14.21%	14.17%	14.40%	13.87%	13.41%	13.24%	13.64%	13.82%

Managed Net Interest Revenue	Citi Branded	$1,784	$1,797	$1,885	$1,886	$1,894	$1,998	$2,116	$2,143	14%
(in millions of dollars) (4)	Retail Partners	1,798	1,873	1,962	1,935	1,935	1,971	2,058	2,002	3%
	Total	$3,582	$3,670	$3,847	$3,821	$3,829	$3,969	$4,174	$4,145	8%

Managed Net Interest Revenue as	Citi Branded	7.81%	7.87%	8.09%	7.85%	7.87%	8.32%	8.81%	9.03%
a% of Average Managed Loans	Retail Partners	14.10%	14.56%	14.71%	13.91%	13.92%	14.52%	14.89%	14.51%
	Total	10.07%	10.28%	10.50%	10.07%	10.09%	10.56%	11.03%	11.04%

Managed Net Credit Margin	Citi Branded	$1,644	$1,593	$1,732	$1,790	$1,658	$1,459	$1,295	$1,179	(34)%
(in millions of dollars) (5)	Retail Partners	1,017	1,059	1,210	1,121	1,053	993	938	819	(27)%
	Total	$2,661	$2,652	$2,942	$2,911	$2,711	$2,452	$2,233	$1,998	(31)%

Managed Net Credit Margin as	Citi Branded	7.20%	6.98%	7.44%	7.45%	6.89%	6.07%	5.39%	4.97%
a% of Average Managed Loans	Retail Partners	7.98%	8.23%	9.07%	8.06%	7.58%	7.31%	6.78%	5.93%
	Total	7.48%	7.43%	8.03%	7.67%	7.14%	6.52%	5.90%	5.32%

Managed Net Credit Losses	Citi Branded	$876	$878	$900	$1,034	$1,187	$1,375	$1,473	$1,657	60%
	Retail Partners	759	733	753	899	1,018	1,078	1,228	1,361	51%
	Total	$1,635	$1,611	$1,653	$1,933	$2,205	$2,453	$2,701	$3,018	56%

Coincident Managed Net	Citi Branded	3.84%	3.84%	3.86%	4.30%	4.93%	5.72%	6.13%	6.98%
Credit Loss Ratio:	Retail Partners	5.95%	5.70%	5.65%	6.46%	7.32%	7.94%	8.88%	9.86%
	Total	4.60%	4.51%	4.51%	5.10%	5.81%	6.53%	7.13%	8.04%

Managed Loans 90+Days Past Due	Citi Branded	$1,191	$1,138	$1,248	$1,489	$1,616	$1,674	$1,728	$2,129	43%
	Retail Partners	1,045	997	1,112	1,286	1,337	1,376	1,466	1,824	42%
	Total	$2,236	$2,135	$2,360	$2,775	$2,953	$3,050	$3,194	$3,953	42%

% of EOP Managed Loans	Citi Branded	1.30%	1.22%	1.33%	1.51%	1.68%	1.74%	1.80%	2.24%
	Retail Partners	2.05%	1.91%	2.07%	2.22%	2.46%	2.49%	2.66%	3.26%
	Total	1.57%	1.47%	1.60%	1.77%	1.96%	2.02%	2.11%	2.62%

(1)	Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.
(2)

Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

(3)	Gross interest revenue earned divided by average managed loans.
(4)	Includes certain fees that are recorded as interest revenue.
(5)	Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 1 (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

CONSUMER BANKING

Net Interest Revenue	$5,007	$5,192	$5,258	$5,284	$5,651	$5,779	$5,709	$4,793	(9)%	$20,741	$21,932	6%
Non-Interest Revenue	2,015	2,106	2,044	2,552	2,140	1,576	1,720	1,284	(50)%	8,717	6,720	(23)%
Total Revenues, Net of Interest Expense	7,022	7,298	7,302	7,836	7,791	7,355	7,429	6,077	(22)%	29,458	28,652	(3)%
Total Operating Expenses	3,809	3,975	4,270	4,262	4,309	4,442	4,188	4,146	(3)%	16,316	17,085	5%
Net Credit Losses	1,096	1,134	1,373	1,774	2,279	2,552	3,005	3,442	94%	5,377	11,278	NM
Credit Reserve Build / (Release)	325	21	1,449	2,877	1,161	1,672	2,128	2,274	(21)%	4,672	7,235	55%
Provision for Benefits & Claims	189	158	183	182	203	191	200	515	NM	712	1,109	56%
Provision for Loan Losses and for Benefits and Claims	1,610	1,313	3,005	4,833	3,643	4,415	5,333	6,231	29%	10,761	19,622	82%
Income Before Taxes and Minority Interest	1,603	2,010	27	(1,259)	(161)	(1,502)	(2,092)	(4,300)	NM	2,381	(8,055)	NM
Income Taxes	415	593	(136)	(691)	(215)	(683)	(996)	(2,619)	NM	181	(4,513)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	3	(3)	NM	43	11	(74)%
Net Income	$1,179	$1,400	$156	$(578)	$52	$(828)	$(1,099)	$(1,678)	NM	$2,157	$(3,553)	NM
Average Assets (in billions of dollars)	$557	$585	$576	$568	$568	$570	$542	$507	(11)%	$572	$547	(4)%
Return on Assets	0.86%	0.96%	0.11%	(0.40)%	0.04%	(0.58)%	(0.81)%	(1.32)%		0.38%	(0.65)%
Average Risk Capital	$20,276	$22,088	$21,221	$20,368	$27,272	$29,978	$30,965	$31,064	53%	$20,988	$29,820	42%
Return on Risk Capital	24%	25%	3%	(11)%	1%	(11)%	(14)%	(21)%		10%	(12)%
Return on Invested Capital	13%	14%	2%	(4)%	0%	(6)%	(8)%	(13)%		6%	(7)%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	$224	$65	(42)%	$1,135	$726	(36)%
Non-Interest Revenue	7	1	1	13	13	3	1	2	(85)%	22	19	(14)%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	225	67	(47)%	1,157	745	(36)%
Total Operating Expenses	126	102	251	97	95	101	84	91	(6)%	576	371	(36)%
Net Credit Losses	302	302	324	314	317	314	295	305	(3)%	1,242	1,231	(1)%
Credit Reserve Build / (Release)	4	14	161	—	—	—	91	13	—	179	104	(42)%
Provision for Benefits & Claims	—	—	—	—	—	—	1	—	—	—	1	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	387	318	1%	1,421	1,336	(6)%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	(246)	(342)	(20)%	(840)	(962)	(15)%
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	(87)	(887)	NM	(320)	(1,108)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	$(159)	$545	NM	$(520)	$146	NM
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	$8	$8	(11)%	$10	$8	(20)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%	(7.91)%	27.10%		(5.20)%	1.83%

CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$4,592	$4,848	$4,995	$5,171	$5,387	$5,606	$5,485	$4,728	(9)%	$19,606	$21,206	8%
Non-Interest Revenue	2,008	2,105	2,043	2,539	2,127	1,573	1,719	1,282	(50)%	8,695	6,701	(23)%
Total Revenues, Net of Interest Expense	6,600	6,953	7,038	7,710	7,514	7,179	7,204	6,010	(22)%	28,301	27,907	(1)%
Total Operating Expenses	3,683	3,873	4,019	4,165	4,214	4,341	4,104	4,055	(3)%	15,740	16,714	6%
Net Credit Losses	794	832	1,049	1,460	1,962	2,238	2,710	3,137	NM	4,135	10,047	NM
Credit Reserve Build / (Release)	321	7	1,288	2,877	1,161	1,672	2,037	2,261	(21)%	4,493	7,131	59%
Provision for Benefits & Claims	189	158	183	182	203	191	199	515	NM	712	1,108	56%
Provision for Loan Losses and for Benefits and Claims	1,304	997	2,520	4,519	3,326	4,101	4,946	5,913	31%	9,340	18,286	96%
Income Before Taxes and Minority Interest	1,613	2,083	499	(974)	(26)	(1,263)	(1,846)	(3,958)	NM	3,221	(7,093)	NM
Income Taxes	427	626	38	(590)	(166)	(598)	(909)	(1,732)	NM	501	(3,405)	NM
Minority Interest, Net of Tax	9	17	7	10	2	9	3	(3)	NM	43	11	(74)%
Net Income	$1,177	$1,440	$454	$(394)	$138	$(674)	$(940)	$(2,223)	NM	$2,677	$(3,699)	NM
Average Assets (in billions of dollars)	$547	$575	$567	$559	$559	$562	$534	$499	(11)%	$562	$539	(4)%
Return on Assets	0.87%	1.00%	0.32%	(0.28)%	0.10%	(0.48)%	(0.70)%	(1.77)%		0.48%	(0.69)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 2 (In millions of dollars)

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

KEY INDICATORS

Branches
Citibank	3,694	3,819	3,870	4,048	4,105	4,084	4,057	4,023	(1)%
CitiFinancial (excluding Consumer Finance Japan)	4,112	4,052	4,093	4,148	4,014	3,904	3,799	3,703	(11)%
	7,806	7,871	7,963	8,196	8,119	7,988	7,856	7,726	(6)%
Consumer Finance Japan	51	51	51	51	41	36	19	4	(92)%
Total	7,857	7,922	8,014	8,247	8,160	8,024	7,875	7,730	(6)%

North America	3,487	3,432	3,481	3,544	3,568	3,556	3,459	3,362	(5)%
EMEA	741	744	754	772	813	750	759	749	(3)%
Latin America	2,510	2,626	2,651	2,734	2,634	2,635	2,588	2,561	(6)%
Asia (excluding CF Japan)	1,068	1,069	1,077	1,146	1,104	1,047	1,050	1,054	(8)%
	7,806	7,871	7,963	8,196	8,119	7,988	7,856	7,726	(6)%
Consumer Finance Japan	51	51	51	51	41	36	19	4	(92)%
Total	7,857	7,922	8,014	8,247	8,160	8,024	7,875	7,730	(6)%

Accounts (in millions)
North America	31.5	30.7	31.5	31.9	32.7	32.4	32.6	32.4	2%
EMEA	6.1	7.6	7.7	7.8	8.0	8.1	8.2	8.2	5%
Latin America	18.4	17.4	18.0	18.8	18.2	18.8	18.7	18.3	(3)%
Asia (excluding CF Japan)	17.2	17.7	18.2	19.8	20.1	20.1	19.5	18.7	(6)%
	73.2	73.4	75.4	78.3	79.0	79.4	79.0	77.6	(1)%
Consumer Finance Japan	1.4	1.3	1.2	1.2	1.1	1.1	1.0	0.9	(25)%
Total	74.6	74.7	76.6	79.5	80.1	80.5	80.0	78.5	(1)%

Average Deposits (in billions of dollars)
North America	$117.4	$118.7	$120.8	$122.0	$122.7	$121.8	$120.8	$125.6	3%
EMEA	20.4	29.0	34.5	35.2	36.0	35.5	32.6	25.3	(28)%
Latin America	34.3	38.1	39.0	40.3	41.4	41.3	40.9	35.1	(13)%
Asia	86.6	87.7	88.8	92.9	97.7	96.8	92.5	84.7	(9)%
Total	$258.7	$273.5	$283.1	$290.4	$297.8	$295.4	$286.8	$270.7	(7)%

Investment Sales (in billions of dollars)
North America	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	$1.2	$0.9	(36)%
EMEA	2.2	2.1	2.1	2.7	2.2	1.6	1.3	0.6	(78)%
Latin America	18.3	17.5	16.2	13.2	14.6	15.4	16.2	13.4	1%
Asia	10.9	13.6	13.8	16.0	10.0	9.5	6.1	2.8	(83)%
Total	$32.9	$34.6	$33.4	$33.3	$28.3	$27.8	$24.8	$17.7	(47)%

Investment AUMs (in billions of dollars)
North America	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	$30.7	$24.6	(34)%
EMEA	13.1	14.6	15.4	15.8	15.5	13.7	11.5	8.8	(44)%
Latin America	30.2	32.1	33.4	33.9	34.5	37.4	32.9	25.0	(26)%
Asia	48.1	52.4	57.1	59.1	54.3	53.1	44.9	35.8	(39)%
Total	$126.3	$136.1	$143.8	$146.3	$138.7	$138.6	$120.0	$94.2	(36)%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 3 (In millions of dollars)

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

KEY INDICATORS (Continued):

Average Loans (in billions of dollars)
North America	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	$291.7	$288.6	(5)%
EMEA	17.6	21.9	24.0	25.2	25.1	26.1	25.3	21.6	(14)%
Latin America	11.2	13.1	13.9	14.6	14.6	15.6	16.0	14.2	(3)%
Asia (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	49.9	43.4	(12)%
	349.5	366.3	377.5	391.9	398.8	398.4	382.9	367.8	(6)%
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	7.8	8.3	(2)%
Total	$358.5	$374.8	$386.0	$400.4	$407.7	$406.8	$390.7	$376.1	(6)%

EOP Loans (in billions of dollars)
North America	$280.3	$288.2	$298.5	$303.2	$306.1	$291.9	$291.1	$284.4	(6)%
EMEA	17.9	23.5	24.6	24.4	25.8	26.7	24.3	21.6	(11)%
Latin America	11.7	13.5	14.1	14.9	14.6	15.8	15.5	14.0	(6)%
Asia (excluding CF Japan)	44.4	45.8	47.8	51.1	52.1	51.8	47.6	44.4	(13)%
	354.3	371.0	385.0	393.6	398.6	386.2	378.5	364.4	(7)%
Consumer Finance Japan	9.0	8.2	8.5	8.3	9.1	8.2	7.7	8.3	—
Total	$363.3	$379.2	$393.5	$401.9	$407.7	$394.4	$386.2	$372.7	(7)%

Net Interest Revenue as a % of Average Loans
North America	3.35%	3.29%	3.25%	3.25%	3.41%	3.64%	3.53%	2.91%
EMEA	7.07%	5.99%	5.98%	6.82%	6.70%	6.59%	6.11%	5.86%
Latin America	9.74%	9.38%	9.08%	9.30%	9.76%	8.76%	8.57%	8.00%
Asia (excluding CF Japan)	3.09%	3.14%	3.16%	3.12%	3.21%	3.24%	3.20%	3.30%
	3.71%	3.65%	3.63%	3.69%	3.82%	3.99%	3.87%	3.33%
Consumer Finance Japan	16.33%	13.50%	9.42%	2.52%	10.56%	8.21%	11.26%	2.77%
Total	4.02%	3.88%	3.76%	3.66%	3.97%	4.07%	4.08%	3.32%

Net Credit Losses as a % of Average Loans
North America	0.84%	0.87%	1.01%	1.40%	2.02%	2.33%	2.95%	3.62%
EMEA	2.50%	2.15%	1.99%	2.80%	2.55%	2.59%	2.95%	3.75%
Latin America	1.41%	0.46%	2.51%	2.96%	3.78%	4.08%	4.53%	4.04%
Asia (excluding CF Japan)	0.66%	0.72%	0.78%	0.82%	0.98%	1.16%	1.38%	1.48%
	0.92%	0.91%	1.10%	1.48%	1.98%	2.26%	2.82%	3.39%
Consumer Finance Japan	13.61%	14.20%	15.12%	14.66%	14.33%	15.03%	15.05%	14.62%
Total	1.24%	1.21%	1.41%	1.76%	2.25%	2.52%	3.06%	3.64%

Loans 90+ Days Past Due as a % of EOP Loans
North America	1.37%	1.49%	1.80%	2.13%	2.38%	2.76%	3.28%	3.96%
EMEA	1.99%	1.56%	1.57%	1.32%	1.46%	1.66%	1.97%	2.54%
Latin America	2.96%	2.86%	2.96%	3.07%	3.98%	3.54%	3.43%	3.01%
Asia (excluding CF Japan)	0.53%	0.53%	0.55%	0.54%	0.57%	0.63%	0.61%	0.69%
	1.35%	1.43%	1.67%	1.91%	2.14%	2.43%	2.86%	3.44%
Consumer Finance Japan	2.35%	2.53%	2.53%	2.20%	2.35%	2.44%	2.51%	2.61%
Total	1.37%	1.45%	1.69%	1.91%	2.15%	2.43%	2.86%	3.42%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 4 North America (In billions of dollars)

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
Average Loans	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	$205.2	$200.5	(9)%
EOP Loans	$205.2	$211.6	$218.0	$218.6	$217.6	$207.0	$202.0	$197.4	(10)%
Originations (1)	$42.3	$49.6	$39.4	$32.0	$37.2	$28.5	$22.0	$16.6	(48)%
Third Party Mortgage Servicing Portfolio (EOP)	$580.2	$585.3	$575.1	$599.6	$645.7	$648.5	$646.5	$646.6	8%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$51.8	$129.6	$163.7	$340.4	$192.4	$(374.0)	$30.3	$14.6	(96)%
Net Interest Revenue (in millions of dollars)	$1,217	$1,242	$1,228	$1,169	$1,311	$1,365	$1,280	$860	(26)%
% of Avg. Loans	2.44%	2.37%	2.27%	2.11%	2.40%	2.55%	2.48%	1.71%
Net Credit Losses (in millions of dollars)	$177	$216	$305	$489	$887	$1,092	$1,405	$1,671	NM
% of Avg. Loans	0.36%	0.41%	0.56%	0.88%	1.62%	2.04%	2.72%	3.32%
Loans 90+ Days Past Due (in millions of dollars)	$2,426	$2,910	$3,835	$4,849	$5,654	$6,460	$7,778	$9,341	93%
% of EOP Loans	1.18%	1.38%	1.76%	2.22%	2.60%	3.12%	3.85%	4.73%

AUTO LOANS
Average Loans	$16.6	$18.2	$19.1	$20.1	$21.2	$21.0	$20.1	$19.2	(4)%
EOP Loans	$17.7	$18.7	$19.5	$20.9	$21.4	$20.4	$19.7	$18.6	(11)%
Originations	$3.1	$2.8	$2.6	$3.1	$2.5	$0.8	$1.0	$0.5	(84)%
Net Interest Revenue (in millions of dollars)	$335	$352	$358	$370	$387	$387	$368	$347	(6)%
% of Avg. Loans	8.20%	7.76%	7.44%	7.30%	7.34%	7.41%	7.28%	7.19%
Net Credit Losses (in millions of dollars)	$139	$101	$147	$208	$228	$196	$259	$359	73%
% of Avg. Loans	3.40%	2.23%	3.05%	4.11%	4.33%	3.75%	5.13%	7.44%
Loans 90+ Days Past Due (in millions of dollars)	$122	$176	$246	$285	$215	$265	$350	$345	21%
% of EOP Loans	0.69%	0.94%	1.26%	1.36%	1.00%	1.30%	1.78%	1.85%

STUDENT LOANS
Average Loans	$22.5	$20.9	$21.2	$22.0	$24.0	$24.9	$23.0	$25.7	17%
EOP Loans	$21.0	$20.1	$21.1	$22.3	$24.5	$21.4	$25.7	$25.6	15%
Originations	$2.8	$1.3	$3.1	$1.5	$3.1	$1.0	$2.8	$1.3	(13)%
Net Interest Revenue (in millions of dollars)	$85	$90	$87	$82	$80	$115	$78	$33	(60)%
% of Avg. Loans	1.53%	1.73%	1.63%	1.48%	1.34%	1.86%	1.35%	0.51%
Net Credit Losses (in millions of dollars)	$4	$6	$8	$12	$13	$16	$18	$23	92%
% of Avg. Loans	0.07%	0.12%	0.15%	0.22%	0.21%	0.26%	0.31%	0.36%
Loans 90+ Days Past Due (in millions of dollars)	$879	$806	$776	$721	$796	$699	$662	$703	(2)%
% of EOP Loans	4.19%	4.01%	3.68%	3.23%	3.25%	3.27%	2.58%	2.75%

PERSONAL LOANS & OTHER
Average Loans	$16.9	$17.3	$18.4	$19.6	$20.4	$20.9	$21.5	$21.2	8%
EOP Loans	$16.9	$17.8	$19.0	$20.2	$20.4	$21.3	$21.8	$21.0	4%
Net Interest Revenue - Loans (in millions of dollars)	$672	$706	$749	$801	$807	$831	$849	$802	—
Net Interest Revenue - Other (in millions of dollars)	537	561	556	574	592	712	785	799	39%
Net Interest Revenue - Total (in millions of dollars)	$1,209	$1,267	$1,305	$1,375	$1,399	$1,543	$1,634	$1,601	16%
% of Avg. Loans	16.13%	16.37%	16.15%	16.21%	15.91%	15.99%	15.71%	15.05%
Net Credit Losses (in millions of dollars)	$251	$273	$284	$348	$398	$444	$451	$528	52%
% of Avg. Loans	6.02%	6.33%	6.12%	7.04%	7.85%	8.54%	8.35%	9.91%
Loans 90+ Days Past Due (in millions of dollars)	$367	$361	$453	$520	$523	$523	$603	$705	36%
% of EOP Loans	2.17%	2.03%	2.38%	2.57%	2.56%	2.46%	2.77%	3.36%

COMMERCIAL LOANS
Average Loans	$19.1	$19.4	$20.3	$21.4	$21.7	$23.0	$21.9	$22.0	3%
EOP Loans	$19.5	$20.0	$20.9	$21.2	$22.2	$21.8	$21.9	$21.8	3%
Net Interest Revenue (in millions of dollars)	$85	$84	$94	$93	$101	$112	$79	$73	(22)%
% of Avg. Loans	1.80%	1.74%	1.84%	1.72%	1.87%	1.96%	1.44%	1.32%
Net Credit Losses (in millions of dollars)	$4	$24	$5	$14	$13	$16	$33	$44	NM
% of Avg. Loans	0.08%	0.50%	0.10%	0.25%	0.24%	0.28%	0.60%	0.85%
Loans 90+ Days Past Due (in millions of dollars)	$34	$46	$63	$78	$101	$123	$147	$177	NM
% of EOP Loans	0.17%	0.23%	0.30%	0.37%	0.46%	0.56%	0.67%	0.81%

(1) Excludes CitiFinancial, which are debt Consolidation Loans secured by Real Estate.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Commissions and Fees	$794	$822	$920	$951	$841	$812	$769	$548	(42)%	3,487	2,970	(15)%
Administration and Other Fiduciary Fees	983	1,178	1,392	1,420	1,395	1,442	1,548	1,302	(8)%	4,973	5,687	14%
Investment Banking	1,508	1,422	(34)	1,097	(2,425)	746	(219)	(796)	NM	3,993	(2,694)	NM
Principal Transactions	2,852	2,447	(1,405)	(19,006)	(8,223)	(4,522)	(2,489)	(10,246)	46%	(15,112)	(25,480)	(69)%
Other	1,081	1,582	370	1,124	(849)	(362)	(1,666)	(4,582)	NM	4,157	(7,459)	NM
Total Non-Interest Revenue	7,218	7,451	1,243	(14,414)	(9,261)	(1,884)	(2,057)	(13,774)	4%	1,498	(26,976)	NM
Net Interest Revenue (including Dividends)	2,435	2,810	3,374	3,623	4,303	4,823	4,450	5,583	54%	12,242	19,159	57%

Total Revenues, Net of Interest Expense	9,653	10,261	4,617	(10,791)	(4,958)	2,939	2,393	(8,191)	24%	13,740	(7,817)	NM
Total Operating Expenses	5,391	5,349	4,463	6,033	5,970	5,858	5,202	5,447	(10)%	21,236	22,477	6%
Net Credit Losses	(20)	(37)	35	695	101	357	326	989	42%	673	1,773	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	(150)	(70)	NM	150	(363)	NM
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	762	2,345	NM	562	3,618	NM
Provision for Benefits & Claims	52	26	33	44	52	45	59	50	14%	155	206	33%
Provision for Loan Losses and for Benefits and Claims	306	(30)	238	1,026	297	626	997	3,314	NM	1,540	5,234	NM
Income (Loss) Before Taxes and Minority Interest	3,956	4,942	(84)	(17,850)	(11,225)	(3,545)	(3,806)	(16,952)	5%	(9,036)	(35,528)	NM
Income Taxes (Benefits)	1,003	1,470	(320)	(7,207)	(4,832)	(1,562)	(1,690)	(7,189)	—	(5,054)	(15,273)	NM
Minority Interest, Net of Tax	36	88	(31)	80	(36)	61	(99)	(306)	NM	173	(380)	NM
Net Income (Loss)	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	$(2,017)	$(9,457)	12%	$(4,155)	$(19,875)	NM

Average Assets (in billions of dollars)	$1,156	$1,290	$1,434	$1,414	$1,440	$1,355	$1,203	$1,174	(17)%	$1,324	$1,293	(2)%

Average Risk Capital	$29,473	$32,853	$37,419	$45,405	$54,862	$54,053	$49,424	$46,105	2%	$36,288	$51,111	41%
Return on Risk Capital	40%	41%	3%	(94)%	(47)%	(15)%	(16)%	(82)%		(11)%	(39)%
Return on Invested Capital	30%	31%	1%	(73)%	(36)%	(11)%	(12)%	(61)%		(10)%	(30)%

Revenues by Product:
Securities and Banking	$8,003	$8,414	$2,548	$(13,090)	$(7,305)	$539	$(81)	$(10,590)	19%	$5,875	$(17,437)	NM
Transactions Services	1,650	1,847	2,069	2,299	2,347	2,400	2,474	2,399	4%	7,865	9,620	22%
Total	$9,653	$10,261	$4,617	$(10,791)	$(4,958)	$2,939	$2,393	$(8,191)	24%	$13,740	$(7,817)	NM

Net Income by Product:
Securities and Banking	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	$(2,834)	$(10,178)	11%	$(6,377)	$(22,846)	NM
Transactions Services	448	516	591	667	732	701	817	721	8%	2,222	2,971	34%
Total	$2,917	$3,384	$267	$(10,723)	$(6,357)	$(2,044)	$(2,017)	$(9,457)	12%	$(4,155)	$(19,875)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,594	$1,882	$2,342	$2,480	$3,102	$3,612	$3,142	$4,236	71%	$8,298	$14,092	70%
Non-Interest Revenue	6,409	6,532	206	(15,570)	(10,407)	(3,073)	(3,223)	(14,826)	5%	(2,423)	(31,529)	NM

Total Revenues, Net of Interest Expense	8,003	8,414	2,548	(13,090)	(7,305)	539	(81)	(10,590)	19%	5,875	(17,437)	NM
Total Operating Expenses	4,352	4,220	3,235	4,666	4,671	4,486	3,914	4,104	(12)%	16,473	17,175	4%
Net Credit Losses	(25)	(38)	31	681	101	348	318	944	39%	649	1,711	NM
Provision for Unfunded Lending Commitments	—	—	50	100	—	(143)	(144)	(70)	NM	150	(357)	NM
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	761	2,308	NM	598	3,569	NM
Provision for Benefits & Claims	52	26	33	44	52	45	59	50	14%	155	206	33%
Provision for Loan Losses and for Benefits and Claims	301	(24)	234	1,041	295	608	994	3,232	NM	1,552	5,129	NM
Income (Loss) Before Taxes and Minority Interest	3,350	4,218	(921)	(18,797)	(12,271)	(4,555)	(4,989)	(17,926)	5%	(12,150)	(39,741)	NM
Income Taxes (Benefits)	849	1,266	(561)	(7,480)	(5,138)	(1,862)	(2,047)	(7,437)	1%	(5,926)	(16,484)	NM
Minority Interest, Net of Tax	32	84	(36)	73	(44)	52	(108)	(311)	NM	153	(411)	NM
Net Income (Loss)	$2,469	$2,868	$(324)	$(11,390)	$(7,089)	$(2,745)	$(2,834)	$(10,178)	11%	$(6,377)	$(22,846)	NM

Average Assets (in billions of dollars)	$1,086	$1,212	$1,355	$1,336	$1,363	$1,276	$1,124	$1,100	(18)%	$1,248	$1,216	(3)%

Average Risk Capital	$28,031	$31,210	$35,592	$43,598	$52,617	$51,944	$47,551	$44,293	2%	$34,608	$49,101	42%
Return on Risk Capital	36%	37%	(4)%	(104)%	(54)%	(21)%	(24)%	(91)%		(18)%	(47)%
Return on Invested Capital	27%	28%	(4)%	(82)%	(43)%	(16)%	(18)%	(70)%		(16)%	(36)%

Revenue Details:
Investment Banking:
Advisory and Other Fees	$429	$397	$459	$547	$307	$386	$315	$236	(57)%	$1,832	$1,244	(32)%
Equity Underwriting	523	539	389	461	229	518	65	26	(94)%	1,912	838	(56)%
Debt Underwriting	813	712	(206)	399	(2,082)	(277)	(173)	56	(86)%	1,718	(2,476)	NM
Gross Investment Banking	1,765	1,648	642	1,407	(1,546)	627	207	318	(77)%	5,462	(394)	NM

Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(136)	(137)	(83)	(88)	(54)	(86)	(36)	(17)	81%	(444)	(193)	57%
Debt Underwriting	(34)	(42)	(31)	(34)	(67)	(88)	(29)	(26)	24%	(141)	(210)	(49)%
Net Investment Banking	1,595	1,469	528	1,285	(1,667)	453	142	275	(79)%	4,877	(797)	NM

Lending	570	504	439	1,018	584	95	1,346	2,089	NM	2,531	4,114	63%
Equity Markets	1,483	1,582	1,033	738	979	1,398	476	(650)	NM	4,836	2,203	(54)%
Fixed Income Markets	4,451	4,652	733	(16,306)	(7,023)	(633)	(2,412)	(13,383)	18%	(6,470)	(23,451)	NM
Other Securities and Banking	(96)	207	(185)	175	(178)	(774)	367	1,079	NM	101	494	NM
Total Securities and Banking Revenues	8,003	8,414	2,548	(13,090)	(7,305)	539	(81)	(10,590)	19%	5,875	(17,437)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$841	$928	$1,032	$1,143	$1,201	$1,211	$1,308	$1,347	18%	$3,944	$5,067	28%
Non-Interest Revenue	809	919	1,037	1,156	1,146	1,189	1,166	1,052	(9)%	3,921	4,553	16%
Total Revenues, Net of Interest Expense	1,650	1,847	2,069	2,299	2,347	2,400	2,474	2,399	4%	7,865	9,620	22%
Total Operating Expenses	1,039	1,129	1,228	1,367	1,299	1,372	1,288	1,343	(2)%	4,763	5,302	11%

Net Credit Losses	5	1	4	14	—	9	8	45	NM	24	62	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	(6)	—	—	—	(6)	—
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	1	37	NM	(36)	49	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	5	(6)	4	(15)	2	18	3	82	NM	(12)	105	NM
Income Before Taxes and Minority Interest	606	724	837	947	1,046	1,010	1,183	974	3%	3,114	4,213	35%
Income Taxes	154	204	241	273	306	300	357	248	(9)%	872	1,211	39%
Minority Interest, Net of Tax	4	4	5	7	8	9	9	5	(29)%	20	31	55%
Net Income	$448	$516	$591	$667	$732	$701	$817	$721	8%	2,222	2,971	34%

Average Assets (in billions of dollars)	$70	$78	$79	$78	$77	$79	$79	$74	(5)%	$76	$77	1%

Average Risk Capital	$1,442	$1,643	$1,827	$1,807	$2,245	$2,109	$1,873	$1,812	—	$1,680	$2,010	20%
Return on Risk Capital	126%	126%	128%	146%	131%	134%	174%	158%		132%	148%
Return on Invested Capital	67%	69%	67%	69%	66%	63%	79%	73%		68%	70%

Revenue Details:
Treasury and Trade Solutions	$1,143	$1,222	$1,334	$1,483	$1,519	$1,581	$1,667	$1,706	15%	$5,182	$6,473	25%
Securities Services	507	625	735	816	828	819	807	693	(15)%	2,683	3,147	17%
Total	$1,650	$1,847	$2,069	$2,299	$2,347	$2,400	$2,474	$2,399	4%	$7,865	$9,620	22%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$51	$59	$54	$61	$61	$52	$54	$76	25%
EMEA	79	88	94	99	105	110	109	106	7%
Latin America	12	12	18	20	20	20	20	19	(5)%
Asia	73	80	90	97	97	94	90	91	(6)%
Total	$215	$239	$256	$277	$283	$276	$273	$292	5%

Assets Under Custody (EOP in trillions)	$10.7	$11.3	12.7	$13.1	$12.9	$12.8	$11.9	$10.7	(18)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$529	$526	$538	$581	$570	$599	$671	$782	35%	$2,174	$2,622	21%
Non-Interest Revenue	2,289	2,671	2,981	2,883	2,709	2,716	2,493	2,061	(29)%	10,824	9,979	(8)%

Total Revenues, Net of Interest Expense	2,818	3,197	3,519	3,464	3,279	3,315	3,164	2,843	(18)%	12,998	12,601	(3)%
Total Operating Expenses	2,103	2,461	2,621	2,664	2,796	2,634	2,513	2,605	(2)%	9,849	10,548	7%
Net Credit Losses	—	—	1	—	10	(1)	1	42	—	1	52	NM
Credit Reserve Build / (Release)	17	12	56	15	11	41	64	133	NM	100	249	NM
Total Provision for Loan Losses	17	12	57	15	21	40	65	175	NM	101	301	NM
Income Before Taxes and Minority Interest	698	724	841	785	462	641	586	63	(92)%	3,048	1,752	(43)%
Income Taxes	250	197	312	260	159	232	225	36	(86)%	1,019	652	(36)%
Minority Interest, Net of Tax	—	15	39	1	9	4	(2)	(2)	NM	55	9	(84)%
Net Income	$448	$512	$490	$524	$294	$405	$363	$29	(94)%	$1,974	$1,091	(45)%

Pretax Profit Margin	25%	23%	24%	23%	14%	19%	19%	2%		23%	14%
Average Assets (in billions of dollars)	$65	$78	$97	$104	$107	$110	$111	$105	1%	$86	$108	26%

Average Risk Capital	$2,879	$2,878	$3,164	$3,781	$4,509	$4,131	$3,847	$3,606	(5)%	$3,176	$4,023	27%
Return on Risk Capital	63%	71%	61%	55%	26%	39%	38%	3%		62%	27%
Return on Invested Capital	39%	30%	23%	24%	11%	15%	15%	1%		28%	11%

Fee-Based Revenues	$1,775	$1,879	$2,011	$2,065	$1,960	$1,951	$1,983	$1,885	(9)%
Financial Advisors (FA) / Bankers	13,605	15,595	15,458	15,454	15,241	14,983	14,735	13,765	(11)%

Net Client Asset Flows (in billions)	$6	$—	$8	$1	$(1)	$(11)	$3	$(17)	NM

Revenues:

Smith Barney	$2,246	$2,611	$2,902	$2,782	$2,648	$2,715	$2,576	$2,297	(17)%	$10,541	$10,236	(3)%
Private Bank	572	586	617	682	631	600	588	546	(20)%	2,457	2,365	(4)%
Total Revenues	$2,818	$3,197	$3,519	$3,464	$3,279	$3,315	$3,164	$2,843	(18)%	$12,998	$12,601	(3)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 2

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

KEY INDICATORS (in billions of dollars, except for branches)

Client Assets Under Fee-Based Management
North America	$377	$398	$402	$391	$364	$357	$314	$254	(35)%
EMEA	19	21	21	21	20	19	17	13	(38)%
Latin America	13	14	14	14	13	13	11	8	(43)%
Asia	9	76	78	81	84	80	73	57	(30)%
Total	$418	$509	$515	$507	$481	$469	$415	$332	(35)%

Average Deposits and Other Customer Liability Balances
North America	$67.6	$66.6	$69.4	$73.0	$80.0	$78.0	$76.0	$78.3	7%
EMEA	18.0	19.0	22.0	23.0	22.0	18.0	19.0	17.7	(23)%
Latin America	7.0	9.0	9.0	10.0	9.0	9.0	7.0	5.4	(46)%
Asia	19.4	18.4	18.6	21.0	21.0	22.0	22.0	20.2	(4)%
Total	$112.0	$113.0	$119.0	$127.0	$132.0	$127.0	$124.0	$121.6	(4)%

Total Client Assets (1)
North America	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	$1,146	$982	(28)%
EMEA	65	69	72	69	65	63	57	46	(33)%
Latin America	44	48	49	47	47	47	41	32	(32)%
Asia	72	296	310	312	322	310	288	260	(17)%
Total	$1,493	$1,788	$1,820	$1,784	$1,707	$1,662	$1,532	$1,320	(26)%

Average Loans
North America	$30.4	$32.4	$34.2	$38.0	$39.9	$39.0	$38.0	$37.2	(2)%
EMEA	5.4	7.3	8.9	8.8	9.2	10.0	10.0	8.4	(5)%
Latin America	2.2	2.2	2.6	2.6	2.5	3.0	3.0	2.6	—
Asia	8.0	9.1	11.3	11.6	12.4	13.0	13.0	11.0	(5)%
Total	46.0	51.0	57.0	61.0	64.0	65.0	64.0	59.2	(3)%

Offices
North America	642	700	697	683	683	674	658	627	(8)%
EMEA	27	28	28	29	29	29	29	29	—
Latin America	13	12	13	13	11	11	10	10	(23)%
Asia	23	132	133	136	136	134	134	134	(1)%
Total	705	872	871	861	859	848	831	800	(7)%

(1)          Total Client Assets include Average Deposits and Other Customer Liability Balances.

Reclassified to conform to the current period’s presentation.

NORTH AMERICA (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$5,246	$5,676	$5,876	$6,535	$6,691	$7,180	$7,072	$7,770	19%	$23,333	$28,713	23%
Non-Interest Revenue	8,849	8,313	4,363	(7,224)	(4,311)	551	(1,118)	(10,091)	(40)%	14,301	(14,969)	NM
Total Revenues, Net of Interest Expense	14,095	13,989	10,239	(689)	2,380	7,731	5,954	(2,321)	NM	37,634	13,744	(63)%
Total Operating Expenses	7,716	7,352	6,844	8,274	8,277	8,146	7,533	7,344	(11)%	30,186	31,300	4%
Net Credit Losses	1,053	1,092	1,227	2,308	2,190	2,663	3,090	3,840	66%	5,680	11,783	NM
Credit Reserve Build / (Release)	267	238	1,359	3,534	1,477	2,044	2,775	4,570	29%	5,398	10,866	NM
Provision for Benefits & Claims	209	170	188	193	222	214	213	544	NM	760	1,193	57%
Provision for Loan Losses and for Benefits and Claims	1,529	1,500	2,774	6,035	3,889	4,921	6,078	8,954	48%	11,838	23,842	NM
Income (Loss) Before Taxes and Minority Interest	4,850	5,137	621	(14,998)	(9,786)	(5,336)	(7,657)	(18,619)	(24)%	(4,390)	(41,398)	NM
Income Taxes (Benefits)	1,576	1,674	143	(6,060)	(4,165)	(2,070)	(2,892)	(7,286)	(20)%	(2,667)	(16,413)	NM
Minority Interest, Net of Tax	30	66	(3)	9	(35)	51	(126)	(314)	NM	102	(424)	NM
Net Income (Loss)	$3,244	$3,397	$481	$(8,947)	$(5,586)	$(3,317)	$(4,639)	$(11,019)	(23)%	$(1,825)	$(24,561)	NM
Average Assets (in billions of dollars)	$1,156	$1,215	$1,254	$1,262	$1,289	$1,272	$1,118	$1,073	(15)%	$1,222	$1,188	(3)%
Return on Assets	1.14%	1.12%	0.15%	(2.81)%	(1.74)%	(1.05)%	(1.65)%	(4.09)%		(0.15)%	(2.07)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Managed Cards	$144.3	$143.2	$145.3	$150.5	$152.7	$151.2	$150.6	$149.3	(1)%
Consumer Banking	277.3	286.0	293.2	302.6	307.2	305.1	291.7	288.6	(5)%
Corporate	30.8	35.0	43.3	41.9	49.3	44.9	46.2	57.5	37%
Global Wealth Management	30.4	32.4	34.2	38.0	39.9	39.0	38.0	37.2	(2)%
Total	$482.8	$496.6	$516.0	$533.0	$549.1	$540.2	$526.5	$532.6	—

Average Consumer Banking Loans
Residential Real Estate	$202.2	$210.2	$214.2	$219.5	$219.9	$215.3	$205.2	$200.5	(9)%
Auto	16.6	18.2	19.1	20.1	21.2	21.0	20.1	19.2	(4)%
Student	22.5	20.9	21.2	22.0	24.0	24.9	23.0	25.7	17%
Personal and Other	16.9	17.3	18.4	19.6	20.4	20.9	21.5	21.2	8%
Commercial	19.1	19.4	20.3	21.4	21.7	23.0	21.9	22.0	3%
Total	$277.3	$286.0	$293.2	$302.6	$307.2	$305.1	$291.7	$288.6	(5)%

Average Deposits (and other Customer Liability Balances)
Checking, Savings & Money Market Deposits	$88.1	$90.7	$90.6	$90.0	$92.7	$97.4	$95.0	$90.9	1%
Time Deposits, CDs and Other	29.3	28.0	30.2	32.0	30.0	24.4	25.8	34.7	8%
Consumer Banking Deposits	117.4	118.7	120.8	122.0	122.7	121.8	120.8	125.6	3%
Transaction Services	51.0	59.0	54.0	61.0	61.0	52.0	54.0	76.0	25%
Global Wealth Management	67.6	66.6	69.4	73.0	80.0	78.0	76.0	78.3	7%
Total	$236.0	$244.3	$244.2	$256.0	$263.7	$251.8	$250.8	$279.9	9%

Global Wealth Management Assets Under Fee-Based Management	$377	$398	$402	$391	$364	$357	$314	$254	(35)%
Global Wealth Management Total Client Assets	$1,312	$1,375	$1,389	$1,356	$1,273	$1,242	$1,146	$982	(28)%

Consumer Banking Investment Sales	$1.5	$1.4	$1.3	$1.4	$1.5	$1.3	$1.2	$0.9	(36)%
Consumer Banking Investment AUMs	$34.9	$37.0	$37.9	$37.5	$34.4	$34.4	$30.7	$24.6	(34)%

Branches / Offices
Citibank	993	1,001	1,015	1,046	1,051	1,030	1,010	1,015	(3)%
CitiFinancial	2,494	2,431	2,466	2,498	2,517	2,526	2,449	2,347	(6)%
Global Wealth Management Offices	642	700	697	683	683	674	658	627	(8)%
Total	4,129	4,132	4,178	4,227	4,251	4,230	4,117	3,989	(6)%

Consumer Loans Excluding GWM
Net Credit Loss Ratio	1.34%	1.31%	1.43%	1.96%	2.45%	2.83%	3.50%	4.23%

Loans 90+Days Past Due (in millions)	$4,489	$4,929	$6,098	$7,349	$8,115	$8,957	$10,486	$12,569	71%
% of EOP Loans	1.40%	1.50%	1.80%	2.10%	2.34%	2.70%	3.14%	3.81%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

EMEA (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,410	$1,817	$1,922	$1,918	$2,104	$2,367	$2,066	$2,081	8%	$7,067	$8,618	22%
Non-Interest Revenue	2,434	2,391	806	(3,480)	(516)	899	1,209	908	NM	2,151	2,500	16%
Total Revenues, Net of Interest Expense	3,844	4,208	2,728	(1,562)	1,588	3,266	3,275	2,989	NM	9,218	11,118	21%
Total Operating Expenses	2,599	2,794	2,362	3,109	3,072	2,888	2,504	2,384	(23)%	10,864	10,848	0%
Net Credit Losses	167	181	333	340	345	447	513	889	NM	1,021	2,194	NM
Credit Reserve Build / (Release)	254	40	286	213	110	165	474	627	NM	793	1,376	74%
Provision for Benefits & Claims	1	1	1	1	1	—	1	—	—	4	2	(50)%
Provision for Loan Losses and for Benefits and Claims	422	222	620	554	456	612	988	1,516	NM	1,818	3,572	96%
Income (Loss) Before Taxes and Minority Interest	823	1,192	(254)	(5,225)	(1,940)	(234)	(217)	(911)	83%	(3,464)	(3,302)	5%
Income Taxes (Benefits)	113	257	(255)	(1,951)	(802)	(127)	(254)	(592)	70%	(1,836)	(1,775)	3%
Minority Interest, Net of Tax	17	25	21	22	21	21	28	13	(41)%	85	83	(2)%
Net Income (Loss)	$693	$910	$(20)	$(3,296)	$(1,159)	$(128)	$9	$(332)	90%	$(1,713)	$(1,610)	6%
Average Assets (in billions of dollars)	$348	$405	$440	$431	$432	$373	$364	$321	(26)%	$406	$373	(8)%
Return on Assets	0.81%	0.90%	(0.02)%	(3.03)%	(1.08)%	(0.14)%	0.01%	(0.41)%		(0.42)%	(0.43)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$7.2	$11.6	$14.2	$15.1	$15.7	$16.5	$16.2	$14.1	(7)%
Consumer Banking	17.6	21.9	24.0	25.2	25.1	26.1	25.3	21.6	(14)%
Corporate	68.2	75.0	81.2	78.2	73.2	70.4	61.9	58.4	(25)%
Global Wealth Management	5.4	7.3	8.9	8.8	9.2	10.0	10.0	8.4	(5)%
Total	$98.4	$115.8	$128.3	$127.3	$123.2	$123.0	$113.4	$102.5	(19)%

Average Consumer Banking Loans
Residential Real Estate	$6.7	$8.0	$8.6	$9.1	$8.7	$9.0	$8.6	$7.0	(23)%
Personal	9.8	12.8	14.2	14.9	15.0	15.7	15.3	13.2	(11)%
Commercial and other	1.1	1.1	1.2	1.2	1.4	1.4	1.4	1.4	17%
Total	$17.6	$21.9	$24.0	$25.2	$25.1	$26.1	$25.3	$21.6	(14)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$20.4	$29.0	$34.5	$35.2	$36.0	$35.5	$32.6	$25.3	(28)%
Transaction Services	79.0	88.0	94.0	99.0	105.0	110.0	109.0	106.0	7%
Global Wealth Management	18.0	19.0	22.0	23.0	22.0	18.0	19.0	17.7	(23)%
Total	$117.4	$136.0	$150.5	$157.2	$163.0	$163.5	$160.6	$149.0	(5)%

Global Wealth Management Assets Under Fee-Based Management	$19	$21	$21	$21	$20	$19	$17	$13	(38)%
Global Wealth Management Total Client Assets	$65	$69	$72	$69	$65	$63	$57	$46	(33)%

Consumer Banking Investment Sales	$2.2	$2.1	$2.1	$2.7	$2.2	$1.6	$1.3	$0.6	(78)%
Consumer Banking Investment AUMs	$13.1	$14.6	$15.4	$15.8	$15.5	$13.7	$11.5	$8.8	(44)%

Branches / Offices
Citibank	435	436	444	455	496	491	497	488	7%
CitiFinancial	306	308	310	317	317	259	262	261	(18)%
Global Wealth Management Offices	27	28	28	29	29	29	29	29	—
Total	768	772	782	801	842	779	788	778	(3)%

Consumer Loans Excluding GWM
Net Credit Loss Ratio	2.71%	2.34%	3.07%	2.02%	2.94%	3.11%	3.52%	4.31%

Loans 90+Days Past Due (in millions)	$503	$647	$649	$555	$644	$751	$810	$916	65%
% of EOP Loans	1.98%	1.73%	1.66%	1.40%	1.53%	1.72%	2.02%	2.56%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

LATIN AMERICA (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Net Interest Revenue	$1,503	$1,776	$1,933	$1,939	$2,015	$2,169	$2,061	$1,756	(9)%	$7,151	$8,001	12%
Non-Interest Revenue	1,366	1,287	2,061	1,702	1,921	1,275	1,017	931	(45)%	6,416	5,144	(20)%
Total Revenues, Net of Interest Expense	2,869	3,063	3,994	3,641	3,936	3,444	3,078	2,687	(26)%	13,567	13,145	(3)%
Total Operating Expenses	1,479	1,653	1,830	1,815	1,487	1,822	1,849	1,687	(7)%	6,777	6,845	1%
Net Credit Losses	246	175	361	381	503	575	657	584	53%	1,163	2,319	99%
Credit Reserve Build / (Release)	17	151	232	131	224	165	252	502	NM	531	1,143	NM
Provision for Benefits & Claims	52	26	47	48	54	45	59	50	4%	173	208	20%
Provision for Loan Losses and for Benefits and Claims	315	352	640	560	781	785	968	1,136	NM	1,867	3,670	97%
Income Before Taxes and Minority Interest	1,075	1,058	1,524	1,266	1,668	837	261	(136)	NM	4,923	2,630	(47)%
Income Taxes	290	270	439	327	472	178	(20)	(143)	NM	1,326	487	(63)%
Minority Interest, Net of Tax	—	1	1	—	1	1	1	1	—	2	4	100%
Net Income	$785	$787	$1,084	$939	$1,195	$658	$280	$6	(99)%	$3,595	$2,139	(41)%
Average Assets (in billions of dollars)	$129	$144	$150	$155	$153	$159	$156	$144	(7)%	$145	$153	6%
Return on Assets	2.47%	2.19%	2.87%	2.40%	3.14%	1.66%	0.71%	0.02%		2.48%	1.40%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$10.2	$11.7	$12.3	$13.5	$14.1	$14.7	$14.6	$11.8	(13)%
Consumer Banking	11.2	13.1	13.9	14.6	14.6	15.6	16.0	14.2	(3)%
Corporate	23.1	27.8	29.7	31.3	29.1	28.8	27.4	24.1	(23)%
Global Wealth Management	2.2	2.2	2.6	2.6	2.5	3.0	3.0	2.6	—
Total	$46.7	$54.8	$58.5	$62.0	$60.3	$62.1	$61.0	$52.7	(15)%

Average Consumer Banking Loans
Residential Real Estate	$2.6	$2.6	$2.6	$2.7	$3.3	$3.6	$3.6	$3.2	19%
Personal	3.6	4.4	4.6	5.0	5.0	5.5	5.3	4.4	(12)%
Commercial and other	5.0	6.1	6.7	6.9	6.3	6.5	7.1	6.6	(4)%
Total	$11.2	$13.1	$13.9	$14.6	$14.6	$15.6	$16.0	$14.2	(3)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$34.3	$38.1	$39.0	$40.3	$41.4	$41.3	$40.9	$35.1	(13)%
Transaction Services	12.0	12.0	18.0	20.0	20.0	20.0	20.0	19.0	(5)%
Global Wealth Management	7.0	9.0	9.0	10.0	9.0	9.0	7.0	5.4	(46)%
Total	$53.3	$59.1	$66.0	$70.3	$70.4	$70.3	$67.9	$59.5	(15)%

Global Wealth Management Assets Under Fee-Based Management	$13	$14	$14	$14	$13	$13	$11	$8	(43)%
Global Wealth Management Total Client Assets	$44	$48	$49	$47	$47	$47	$41	$32	(32)%

Consumer Banking Investment Sales	$18.3	$17.5	$16.2	$13.2	$14.6	$15.4	$16.2	$13.4	2%
Consumer Banking Investment AUMs	$30.2	$32.1	$33.4	$33.9	$34.5	$37.4	$32.9	$25.0	(26)%

Branches / Offices
Citibank	1,838	1,954	1,977	2,063	2,066	2,071	2,055	2,028	(2)%
CitiFinancial	672	672	674	671	568	564	533	533	(21)%
Global Wealth Management Offices	13	12	13	13	11	11	10	10	(23)%
Total	2,523	2,638	2,664	2,747	2,645	2,646	2,598	2,571	(6)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	4.89%	3.48%	5.86%	5.86%	6.96%	7.64%	8.64%	8.66%

Loans 90+Days Past Due (in millions)	$720	$843	$891	$1,008	$1,121	$1,182	$1,129	$983	(2)%
% of EOP Loans	3.18%	3.30%	3.30%	3.48%	3.86%	3.84%	3.87%	3.85%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 1 (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

ASIA

Net Interest Revenue	$2,103	$1,920	$2,162	$2,105	$2,419	$2,484	$2,514	$2,231	6%	$8,290	$9,648	16%
Non-Interest Revenue	1,718	2,870	2,657	3,293	2,168	2,111	1,954	(245)	NM	10,538	5,988	(43)%
Total Revenues, Net of Interest Expense	3,821	4,790	4,819	5,398	4,587	4,595	4,468	1,986	(63)%	18,828	15,636	(17)%
Total Operating Expenses	1,909	2,465	2,928	2,843	2,834	2,788	2,612	3,439	21%	10,145	11,673	15%
Net Credit Losses	475	497	531	560	599	634	660	827	48%	2,063	2,720	32%
Credit Reserve Build / (Release)	68	11	301	(47)	128	147	372	260	NM	333	907	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	543	508	832	513	727	781	1,032	1,087	NM	2,396	3,627	51%
Income Before Taxes and Minority Interest	1,369	1,817	1,059	2,042	1,026	1,026	824	(2,540)	NM	6,287	336	(95)%
Income Taxes	297	536	250	518	269	250	127	(2,160)	NM	1,601	(1,514)	NM
Minority Interest, Net of Tax	—	31	(1)	63	(8)	4	2	(9)	NM	93	(11)	NM
Net Income	$1,072	$1,250	$810	$1,461	$765	$772	$695	$(371)	NM	$4,593	$1,861	(59)%
Average Assets (in billions of dollars)	$249	$298	$375	$362	$364	$354	$337	$359	(1)%	$321	$354	10%
Return on Assets	1.75%	1.68%	0.86%	1.60%	0.85%	0.88%	0.82%	(0.41)%		1.43%	0.53%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$415	$344	$263	$113	$264	$173	$224	$65	(42)%	$1,135	$726	(36)%
Non-Interest Revenue	7	1	1	13	13	3	1	2	(85)%	22	19	(14)%
Total Revenues, Net of Interest Expense	422	345	264	126	277	176	225	67	(47)%	1,157	745	(36)%
Total Operating Expenses	126	102	251	97	95	101	84	91	(6)%	576	371	(36)%
Net Credit Losses	302	302	324	314	317	314	295	305	(3)%	1,242	1,231	(1)%
Credit Reserve Build / (Release)	4	14	161	—	—	—	91	13	—	179	104	(42)%
Provision for Benefits & Claims	—	—	—	—	—	—	1	—	—	—	1	—
Provision for Loan Losses and for Benefits and Claims	306	316	485	314	317	314	387	318	1%	1,421	1,336	(6)%
Income Before Taxes and Minority Interest	(10)	(73)	(472)	(285)	(135)	(239)	(246)	(342)	(20)%	(840)	(962)	(15)%
Income Taxes	(12)	(33)	(174)	(101)	(49)	(85)	(87)	(887)	NM	(320)	(1,108)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$2	$(40)	$(298)	$(184)	$(86)	$(154)	$(159)	$545	NM	$(520)	$146	NM
Average Assets (in billions of dollars)	$10	$10	$9	$9	$9	$8	$8	$8	(11)%	$10	$8	(20)%
Return on Assets	0.08%	(1.60)%	(13.14)%	(8.11)%	(3.84)%	(7.74)%	(7.91)%	27.10%		(5.20)%	1.83%

ASIA EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$1,688	$1,576	$1,899	$1,992	$2,155	$2,311	$2,290	$2,166	9%	$7,155	$8,922	25%
Non-Interest Revenue	1,711	2,869	2,656	3,280	2,155	2,108	1,953	(247)	NM	10,516	5,969	(43)%
Total Revenues, Net of Interest Expense	3,399	4,445	4,555	5,272	4,310	4,419	4,243	1,919	(64)%	17,671	14,891	(16)%
Total Operating Expenses	1,783	2,363	2,677	2,746	2,739	2,687	2,528	3,348	22%	9,569	11,302	18%
Net Credit Losses	173	195	207	246	282	320	365	522	NM	821	1,489	81%
Credit Reserve Build / (Release)	64	(3)	140	(47)	128	147	281	247	NM	154	803	NM
Provision for Benefits & Claims	—	—	—	—	—	—	(1)	—	—	—	(1)	—
Provision for Loan Losses and for Benefits and Claims	237	192	347	199	410	467	645	769	NM	975	2,291	NM
Income Before Taxes and Minority Interest	1,379	1,890	1,531	2,327	1,161	1,265	1,070	(2,198)	NM	7,127	1,298	(82)%
Income Taxes	309	569	424	619	318	335	214	(1,273)	NM	1,921	(406)	NM
Minority Interest, Net of Tax	—	31	(1)	63	(8)	4	2	(9)	NM	93	(11)	NM
Net Income	$1,070	$1,290	$1,108	$1,645	$851	$926	$854	$(916)	NM	$5,113	$1,715	(66)%
Average Assets (in billions of dollars)	$239	$288	$366	$353	$355	$346	$329	$351	(1)%	$312	$345	11%
Return on Assets	1.82%	1.80%	1.20%	1.85%	0.96%	1.08%	1.03%	(1.04)%		1.64%	0.50%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 2 (In millions of dollars)

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$13.2	$13.9	$14.8	$16.0	$17.1	$17.6	$17.3	$16.1	1%
Consumer Banking (excluding CF Japan)	43.4	45.3	46.4	49.5	51.9	51.6	49.9	43.4	(12)%
Corporate	42.7	46.9	48.4	48.3	45.2	43.6	40.1	38.1	(21)%
Global Wealth Management	8.0	9.1	11.3	11.6	12.4	13.0	13.0	11.0	(5)%
	107.3	115.2	120.9	125.4	126.6	125.8	120.3	108.6	(13)%
Consumer Finance Japan	9.0	8.5	8.5	8.5	8.9	8.4	7.8	8.3	(2)%
Total	$116.3	$123.7	$129.4	$133.9	$135.5	$134.2	$128.1	$116.9	(13)%

Average Consumer Banking Loans (excluding CF Japan)
Residential Real Estate	$23.9	$24.6	$24.7	$26.5	$28.4	$28.4	$27.1	$23.8	(10)%
Personal	8.6	9.3	9.9	10.7	11.1	11.1	10.8	9.4	(12)%
Commercial and other	10.9	11.4	11.8	12.3	12.4	12.1	12.0	10.2	(17)%
Total	$43.4	$45.3	$46.4	$49.5	$51.9	$51.6	$49.9	$43.4	(12)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$86.6	$87.7	$88.8	$92.9	$97.7	$96.8	$92.5	$84.7	(9)%
Transaction Services	73.0	80.0	90.0	97.0	97.0	94.0	90.0	91.0	(6)%
Global Wealth Management	19.4	18.4	18.6	21.0	21.0	22.0	22.0	20.2	(4)%
Total	$179.0	$186.1	$197.4	$210.9	$215.7	$212.8	$204.5	$195.9	(7)%

Global Wealth Management Assets Under Fee-Based Management	$9	$76	$78	$81	$84	$80	$73	$57	(30)%
Global Wealth Management Total Client Assets	$72	$296	$310	$312	$322	$310	$288	$260	(17)%

Consumer Banking Investment Sales	$10.9	$13.6	$13.8	$16.0	$10.0	$9.5	$6.1	$2.8	(83)%
Consumer Banking Investment AUMs	$48.1	$52.4	$57.1	$59.1	$54.3	$53.1	$44.9	$35.8	(39)%

Branches / Offices
Citibank	428	428	434	484	492	492	495	492	2%
CitiFinancial (excluding Japan)	640	641	643	662	612	555	555	562	(15)%
Global Wealth Management Offices	23	132	133	136	136	134	134	134	(1)%
	1,091	1,201	1,210	1,282	1,240	1,181	1,184	1,188	(7)%
Consumer Finance Japan	51	51	51	51	41	36	19	4	(92)%
Total	1,142	1,252	1,261	1,333	1,281	1,217	1,203	1,192	(11)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.95%	2.95%	3.02%	2.89%	2.99%	3.16%	3.32%	3.69%

Loans 90+Days Past Due (in millions)	$658	$657	$697	$706	$765	$798	$747	$784	11%
% of EOP Loans	0.99%	0.96%	0.98%	0.93%	0.98%	1.03%	1.04%	1.13%

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2008	2008	2007	2008	2008	2007	2008	2008

Global Cards	$9,397	$14,520	$13,976	39%	(25)%	(17)%	18%	(13)%	(9)%
Consumer Banking	20,368	30,965	31,064	(11)%	(14)%	(21)%	(4)%	(8)%	(13)%
Institutional Clients Group (ICG):
Securities and Banking	43,598	47,551	44,293	(104)%	(24)%	(91)%	(82)%	(18)%	(70)%
Transaction Services	1,807	1,873	1,812	146%	174%	158%	69%	79%	73%
Total Institutional Clients Group (ICG)	45,405	49,424	46,105	(94)%	(16)%	(82)%	(73)%	(12)%	(61)%

Global Wealth Management	3,781	3,847	3,606	55%	38%	3%	24%	15%	1%

Corporate / Other	5,275	4,794	3,765	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$84,226	$103,550	$98,516	(47)%	(13)%	(49)%

Total Citigroup - Return on Invested Capital (2) (3)							(32)%	(12)%	(41)%

(1)   Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)   Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)   Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2007	2008	2008 (5)	2007	2008	2008	2007		2008		2008 (5)
Assets:

Deposits with Banks (6)	$62,613	$66,922	$120,963	$812	$803	$759	5.15%		4.77%		2.50%
Fed Funds Sold and Resale Agreements (7)	314,691	234,337	209,720	4,313	2,222	1,404	5.44%		3.77%		2.66%
Trading Account Assets (8)	460,489	368,657	308,725	5,036	4,154	3,892	4.34%		4.48%		5.02%
Investments (1)	232,809	225,178	219,352	2,996	2,597	2,886	5.11%		4.59%		5.23%
Consumer Loans	563,544	546,319	523,927	12,748	11,925	10,800	8.97%		8.68%		8.20%
Corporate Loans	199,974	172,603	177,558	4,353	3,603	3,653	8.64%		8.30%		8.18%
Total Loans (net of Unearned Income)	763,518	718,922	701,485	17,101	15,528	14,453	8.89%		8.59%		8.20%
Other Interest-Earning Assets	114,484	92,022	75,609	1,598	878	517	5.54%		3.80%		2.72%

Total Average Interest-Earning Assets	$1,948,604	$1,706,038	$1,635,854	$31,856	$26,182	$23,911	6.49%		6.11%		5.81%

Liabilities:

Deposits	$744,715	$674,617	$657,315	$7,618	$4,915	$4,080	4.06%		2.90%		2.47%
Fed Funds Purchased and Repurchase Agreements (7)	365,852	262,380	262,199	5,202	2,737	1,726	5.64%		4.15%		2.62%
Trading Account Liabilities (8)	91,843	73,040	63,768	382	290	198	1.65%		1.58%		1.24%
Short-Term Borrowings	244,101	200,364	196,220	1,841	953	711	2.99%		1.89%		1.44%
Long-Term Debt (9)	339,076	360,218	341,256	4,581	3,881	3,943	5.36%		4.29%		4.60%

Total Average Interest-Bearing Liabilities	$1,785,587	$1,570,619	$1,520,758	$19,624	$12,776	$10,658	4.36%		3.24%		2.79%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$12,232	$13,406	$13,253	2.49%		3.13%		3.22%

4Q08 Increase From							73	bps	9	bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $31 million for the 2007 fourth quarter, $51 million for the 2008 third quarter and $159 million for the 2008 fourth quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary
(6)	Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.
(7)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(8)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(9)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

In addition, the majority of the funding provided by Corporate Treasury to CitiCapital operations is excluded from this line.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	4Q07	3Q08	4Q08	4Q08	4Q07	3Q08	4Q08	4Q08
PRODUCT VIEW:
Global Cards
North America	$896	$946	$1,298	$45.2	$661	$766	$903	$43.7
Ratio	1.88%	2.19%	2.87%		5.47%	7.30%	8.22%
EMEA	233	330	369	14.2	29	180	183	14.1
Ratio	1.53%	2.08%	2.60%		0.72%	4.41%	5.17%
Latin America	551	597	561	11.5	307	484	422	11.8
Ratio	3.92%	4.36%	4.86%		9.01%	13.16%	14.18%
Asia	249	263	262	16.6	123	158	162	16.1
Ratio	1.50%	1.57%	1.57%		3.06%	3.63%	4.02%

Consumer Banking
North America	6,453	9,540	11,271	284.4	1,071	2,166	2,629	288.6
Ratio	2.13%	3.28%	3.96%		1.40%	2.95%	3.62%
EMEA	322	480	547	21.6	178	188	203	21.6
Ratio	1.32%	1.97%	2.54%		2.80%	2.95%	3.75%
Latin America	457	532	422	14.0	109	182	144	14.2
Ratio	3.07%	3.43%	3.01%		2.96%	4.53%	4.04%
Asia	457	484	522	52.7	416	469	466	51.7
Ratio	0.77%	0.88%	0.99%		2.85%	3.23%	3.59%

Global Wealth Management	30	147	289	55.5	—	1	42	59.2
Ratio	0.05%	0.23%	0.52%		0.00%	0.01%	0.28%
On-Balance Sheet Loans (2)	$9,648	$13,319	$15,541	$515.7	$2,894	$4,594	$5,154	$521.0
Ratio	1.73%	2.47%	3.01%		2.07%	3.35%	3.93%

Securitized Receivables (all in NA Cards)	1,864	2,248	2,655	105.9	1,272	1,935	2,115	105.6
Loans Held-for-Sale	15	—	—		—	—	—	—
Managed Loans (3)	$11,527	$15,567	$18,196	$621.6	$4,166	$6,529	$7,269	$626.6
Ratio	1.73%	2.41%	2.92%		2.51%	3.97%	4.61%

REGIONAL VIEW:
North America	$7,376	$10,626	$12,866	$365.7	$1,734	$2,933	$3,555	$369.5
Ratio	1.89%	2.85%	3.50%		1.77%	3.13%	3.83%
EMEA	555	813	922	42.7	205	367	391	44.1
Ratio	1.14%	1.65%	2.16%		1.66%	2.83%	3.52%
Latin America	1,008	1,130	983	27.9	416	666	566	28.6
Ratio	3.21%	3.50%	3.51%		5.36%	7.85%	7.85%
Asia	709	750	770	79.4	539	628	642	78.8
Ratio	0.81%	0.89%	0.97%		2.50%	2.84%	3.23%
On-Balance Sheet Loans (2)	$9,648	$13,319	$15,541	$515.7	$2,894	$4,594	$5,154	$521.0
Ratio	1.73%	2.47%	3.01%		2.07%	3.35%	3.93%
Securitized Receivables (all in NA Cards)	1,864	2,248	2,655	105.9	1,272	1,935	2,115	105.6
Loans Held-for-Sale	15	—	—	—	—	—	—	—
Managed Loans (3)	$11,527	$15,567	$18,196	$621.6	$4,166	$6,529	$7,269	$626.6
Ratio	1.73%	2.41%	2.92%		2.51%	3.97%	4.61%

(1)	The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.
(2)

Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $3 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)

This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only N.A. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 1 to the Global Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$8,940	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005		$8,940	$16,117

Gross Credit (Losses)	(2,548)	(2,627)	(3,013)	(4,251)	(4,247)	(4,969)	(5,467)	(6,548)	(54)%	(12,439)	(21,231)	(71)%
Gross Recoveries	606	685	560	662	609	649	547	405	(39)%	2,513	2,210	(12)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,942)	(1,942)	(2,453)	(3,589)	(3,638)	(4,320)	(4,920)	(6,143)	(71)%	(9,926)	(19,021)	(92)%

NCL’s	1,942	1,942	2,453	3,589	3,638	4,320	4,920	6,143	71%	9,926	19,021	92%
Reserve Releases (1)	(36)	—	—	(4)	(89)	(115)	(56)	—	100%	(40)	(260)	NM
Reserve Builds (1)	627	496	1,983	3,537	1,885	2,646	3,483	3,491	(1)%	6,643	11,505	73%
Specific Reserve Releases / Utilizations	(30)	(65)	(50)	(9)	(35)	(29)	(13)	(596)	NM	(154)	(673)	NM
Specific Reserve Builds	43	—	197	205	170	159	614	3,096	NM	445	4,039	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(5)	37	NM	12	42	NM
Provision for Loan Losses	2,549	2,382	4,581	7,320	5,577	6,983	8,943	12,171	66%	16,832	33,674	100%
Other (2)	(37)	431	219	(342)	201	(143)	(795)	(417)		271	(1,154)	NM
Allowance for Loan Losses at End of Period (1) (a)	$9,510	$10,381	$12,728	$16,117	$18,257	$20,777	$24,005	$29,616		$16,117	$29,616

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887		$1,250	$887

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)		$150	$(363)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,610	$11,481	$13,878	$17,367	$19,507	$21,884	$24,962	$30,503		$17,367	$30,503

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.53%	1.55%	1.79%	2.23%	2.47%	2.93%	3.48%	4.39%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million and $2,180 million as of March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

• For the 2008 fourth quarter, reductions to the credit loss reserves of approximately $400 million primarily related to foreign currency translation.

• For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $400 million related to foreign currency translation.

• For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

• For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

• For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

• For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations. Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

• For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

• For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not Meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$6,006	$6,348	$7,210	$9,203	$12,393	$14,368	$16,507	$19,079		$6,006	$12,393

Gross Credit (Losses)	(2,509)	(2,577)	(2,919)	(3,486)	(4,110)	(4,587)	(5,107)	(5,505)	(58)%	(11,491)	(19,309)	(68)%
Gross Recoveries	548	596	500	592	573	624	513	351	(41)%	2,236	2,061	(8)%
Net Credit (Losses) / Recoveries (NCL’s)	(1,961)	(1,981)	(2,419)	(2,894)	(3,537)	(3,963)	(4,594)	(5,154)	(78)%	(9,255)	(17,248)	(86)%

NCL’s	1,961	1,981	2,419	2,894	3,537	3,963	4,594	5,154	78%	9,255	17,248	86%
Reserve Releases (2)	(26)	—	—	(4)	(29)	—	(13)	—	100%	(30)	(42)	(40)%
Reserve Builds (2)	327	490	1,982	3,533	1,825	2,257	3,135	2,819	(20)%	6,332	10,036	58%
Specific Reserve Releases / Utilizations	(5)	(31)	(10)	(5)	(3)	—	—	—	100%	(51)	(3)	94%
Specific Reserve Builds	37	—	36	20	2	39	139	855	NM	93	1,035	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	8	—	—	8	—
Provision for Loan Losses	2,294	2,440	4,427	6,438	5,332	6,259	7,855	8,836	37%	15,599	28,282	81%
Other (3)	9	403	(15)	(354)	180	(157)	(689)	(395)		43	(1,061)	NM
Allowance for Loan Losses at End of Period (2)	$6,348	$7,210	$9,203	$12,393	$14,368	$16,507	$19,079	$22,366		$12,393	$22,366

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.66%	1.57%	1.82%	2.07%	2.52%	2.82%	3.35%	3.93%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.22%	1.31%	1.61%	2.09%	2.41%	2.89%	3.51%	4.30%

(1)	Includes loans made to Global Wealth Management clients.
(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million and $2,180 million as of March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, respectively.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

• For the 2008 fourth quarter, reductions to the credit loss reserves of approximately $400 million primarily related to foreign currency translation.

• For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $500 million related to foreign currency translation.

• For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

• For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

• For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments for the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

• For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

• For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

• For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno. The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Allowance for Loan Losses at Beginning of Period	$2,934	$3,162	$3,171	$3,525	$3,724	$3,889	$4,270	$4,926		$2,934	$3,724

Gross Credit (Losses)	(39)	(50)	(94)	(765)	(137)	(382)	(360)	(1,043)	(36)%	(948)	(1,922)	NM
Gross Recoveries	58	89	60	70	36	25	34	54	(23)%	277	149	(46)%
Net Credit (Losses) / Recoveries (NCL’s)	19	39	(34)	(695)	(101)	(357)	(326)	(989)	(42)%	(671)	(1,773)	NM

NCL’s	(19)	(39)	34	695	101	357	326	989	42%	671	1,773	NM
Reserve Releases (2)	(10)	—	—	—	(60)	(115)	(43)	—	—	(10)	(218)	NM
Reserve Builds (2)	300	6	1	4	60	389	348	672	NM	311	1,469	NM
Specific Reserve Releases / Utilizations	(25)	(34)	(40)	(4)	(32)	(29)	(13)	(596)	NM	(103)	(670)	NM
Specific Reserve Builds	6	—	161	185	168	120	475	2,241	NM	352	3,004	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	3	9	(2)	2	8	2	(5)	29	NM	12	34	NM

Provision for Loan Losses	255	(58)	154	882	245	724	1,088	3,335	NM	1,233	5,392	NM
Other (3)	(46)	28	234	12	21	14	(106)	(22)		228	(93)	NM
Allowance for Loan Losses at End of Period (1) (a)	$3,162	$3,171	$3,525	$3,724	$3,889	$4,270	$4,926	$7,250		$3,724	$7,250

Net Corporate Credit (Losses) (actual, not annualized) as a Percentage of Average Corporate Loans	NM	NM	0.02%	0.34%	0.05%	0.19%	0.19%	0.56%

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	1.81%	1.65%	1.74%	2.01%	2.02%	2.43%	2.84%	4.15%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$1,100	$1,100	$1,150	$1,250	$1,250	$1,107	$957	$887		$1,250	$887

Provision for Unfunded Lending Commitments	$—	$—	$50	$100	$—	$(143)	$(150)	$(70)		$150	$(363)

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$4,262	$4,271	$4,675	$4,974	$5,139	$5,377	$5,883	$8,137		$4,974	$8,137

Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.45%	2.23%	2.30%	2.68%	2.66%	3.06%	3.39%	4.65%

(1)	Includes Loans related to the Corporate / Other segment.
(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant  items reported on this line for the periods presented include:

• The 2008 fourth quarter includes adjustments primarily related to foreign currency translation.
• The 2008 third quarter includes adjustments primarily related to foreign currency translation.

•  The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets of Citi Chile to Banco de Chile.

•  The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

• The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.
• The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.
(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

CITIGROUP – COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

									4Q08 vs.	Full	Full	YTD 2008 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/	Year	Year	YTD 2007 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)	2007	2008	(Decrease)

Global Cards
Net Credit Losses	$865	$847	$1,045	$1,120	$1,248	$1,412	$1,588	$1,670	49%	$3,877	$5,918	53%
Credit Reserve Build / (Release)	(9)	426	503	652	623	583	1,069	1,275	96%	1,572	3,550	NM
North America
Net Credit Losses	485	453	455	661	614	687	766	903	37%	2,054	2,970	45%
Credit Reserve Build / (Release)	(31)	223	172	544	313	334	481	716	32%	908	1,844	NM
EMEA
Net Credit Losses	57	79	175	29	140	161	180	183	NM	340	664	95%
Credit Reserve Build / (Release)	13	72	68	(8)	37	81	142	166	NM	145	426	NM
Latin America
Net Credit Losses	219	200	299	307	359	417	484	422	37%	1,025	1,682	64%
Credit Reserve Build / (Release)	3	139	168	81	249	127	286	312	NM	391	974	NM
Asia
Net Credit Losses	104	115	116	123	135	147	158	162	32%	458	602	31%
Credit Reserve Build / (Release)	6	(8)	95	35	24	41	160	81	NM	128	306	NM

Consumer Banking
Net Credit Losses	1,096	1,134	1,373	1,774	2,279	2,552	3,005	3,442	94%	5,377	11,278	NM
Credit Reserve Build / (Release)	325	21	1,449	2,877	1,161	1,672	2,128	2,274	(21)%	4,672	7,235	55%
North America
Net Credit Losses	575	620	749	1,071	1,539	1,764	2,166	2,629	NM	3,015	8,098	NM
Credit Reserve Build / (Release)	224	24	1,122	2,748	1,033	1,496	1,861	1,982	(28)%	4,118	6,372	55%
EMEA
Net Credit Losses	109	116	121	178	159	168	188	203	14%	524	718	37%
Credit Reserve Build / (Release)	70	(36)	68	99	34	49	86	83	(16)%	201	252	25%
Latin America
Net Credit Losses	39	15	88	109	137	158	182	144	32%	251	621	NM
Credit Reserve Build / (Release)	—	24	59	32	(5)	31	(13)	126	NM	115	139	21%
Asia
Net Credit Losses	373	383	415	416	444	462	469	466	12%	1,587	1,841	16%
Credit Reserve Build / (Release)	31	9	200	(2)	99	96	194	83	NM	238	472	98%

Global Wealth Management:
Net Credit Losses	—	—	1	—	10	(1)	1	42	—	1	52	NM
Credit Reserve Build / (Release)	17	12	56	15	11	41	64	133	NM	100	249	NM
Consumer Provision for Loan Losses	2,294	2,440	4,427	6,438	5,332	6,259	7,855	8,836	37%	15,599	28,282	81%
Consumer NCLs	1,961	1,981	2,419	2,894	3,537	3,963	4,594	5,154	78%	9,255	17,248	86%
Consumer Credit Reserve Build / (Release)	333	459	2,008	3,544	1,795	2,296	3,261	3,682	4%	6,344	11,034	74%

Institutional Clients Group (ICG):
Net Credit Losses	(20)	(37)	35	695	101	357	326	989	42%	673	1,773	NM
Credit Reserve Build / (Release)	274	(19)	120	187	144	367	762	2,345	NM	562	3,618	NM
Securities and Banking
Net Credit Losses	(25)	(38)	31	681	101	348	318	944	39%	649	1,711	NM
Credit Reserve Build / (Release)	274	(12)	120	216	142	358	761	2,308	NM	598	3,569	NM
Transaction Services
Net Credit Losses	5	1	4	14	—	9	8	45	NM	24	62	NM
Credit Reserve Build / (Release)	—	(7)	—	(29)	2	9	1	37	NM	(36)	49	NM

Corporate / Other	1	(2)	(1)		—	—		1	—	(2)	1	NM
Corporate Provision for Loan Losses	255	(58)	154	882	245	724	1,088	3,335	NM	1,233	5,392	NM

Total Provision for Loan Losses	$2,549	$2,382	$4,581	$7,320	$5,577	$6,983	$8,943	$12,171	66%	$16,832	$33,674	100%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

									4Q08 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 Increase/
	2007	2007	2007	2007	2008	2008	2008	2008	(Decrease)

NON-ACCRUAL AND RENEGOTIATED LOANS (1)
Corporate Non-Accrual Loans
Collateral Dependent (at lower of cost or collateral value)	$19	$11	$11	$11	$6	$5	$5	$4	(64)%
Other	481	588	1,207	1,747	2,028	2,271	2,661	9,565	NM
Total Corporate Non-Accrual Loans (1) (2)	$500	$599	$1,218	$1,758	$2,034	$2,276	$2,666	$9,569	NM

Corporate Non-Accrual Loans By Region
North America	$143	$225	$172	$331	$447	$472	$718	$2,160	NM
EMEA	194	191	895	1,173	1,276	1,602	1,433	6,630	NM
Latin America	58	79	55	86	70	78	130	238	NM
Asia	105	104	96	168	241	124	385	541	NM
Total	$500	$599	$1,218	$1,758	$2,034	$2,276	$2,666	$9,569	NM

Consumer Non-Accrual Loans By Region (1)
North America	$2,571	$2,900	$3,848	$4,925	$5,724	$6,471	$8,149	$9,876	101%
EMEA	589	781	713	589	663	815	801	886	50%
Latin America	851	908	980	1,129	1,291	1,436	1,339	1,284	14%
Asia	567	571	596	567	623	628	588	630	11%
Total	$4,578	$5,160	$6,137	$7,210	$8,301	$9,350	$10,877	$12,676	76%

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$26	$27	$56	$118	$174	$184	$124	$134	14%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$470	$524	$596	$716	$1,008	$1,121	$1,200	$1,097	53%
ICG	348	219	348	512	545	489	402	336	(34)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (2)	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	17%

OREO By Region:
North America	$711	$587	$792	$1,028	$1,340	$1,481	$1,483	$1,259	22%
EMEA	80	70	56	71	84	87	83	90	27%
Latin America	19	77	66	123	125	39	35	29	(76)%
Asia	8	9	30	6	4	3	1	55	NM
Total	$818	$743	$944	$1,228	$1,553	$1,610	$1,602	$1,433	17%

OTHER REPOSSESSED ASSETS (3)	$77	$66	$86	$99	$107	$94	$81		(100)%

Non-Performing Assets (NPA)

Corporate Non-Accrual Loans	$500	$599	$1,218	$1,758	$2,034	$2,276	$2,666	$9,569	NM
Consumer Non-Accrual Basis Loans	4,578	5,160	6,137	7,210	8,301	9,350	10,877	12,728	77%
Non-Performing Loans (NPL)	5,078	5,759	7,355	8,968	10,335	11,626	13,543	22,297	NM
OREO	818	743	944	1,228	1,553	1,610	1,602	1,433	17%
Other Repossessed Assets (3)	77	66	86	99	107	94	81	78	(21)%
Non-Performing Assets (NPA)	$5,973	$6,568	$8,385	$10,295	$11,995	$13,330	$15,226	$23,808	NM

NPL as a % of Total Loans	0.73%	0.78%	0.95%	1.15%	1.31%	1.56%	1.89%	3.21%
NPA as a % of Total Assets	0.30%	0.30%	0.36%	0.47%	0.55%	0.63%	0.74%	1.22%

Allowance for Loan Losses as a % of NPL	187%	180%	173%	180%	177%	179%	177%	133%

NM Not meaningful

(1)

Includes Loans that are 90 Days or more past due and that are not accruing interest and Loans less than 90 Days past due that are not accruing interest. The Company’s Cards loans accrual policy is to accrue up to 180 days unless circumstances warrant cash-basis treatment. Excludes impact of Loans-held-for-sale.

(2)

Excludes SOP 3-03 purchased distressed loans. The carrying value of these loans was: $957 million at March 31, 2007, $1,013 million at June 30, 2007, $1,188 at September 30, 2007, $2,399 million at December 31, 2007, $2,224 million at March 31, 2008, $1,891 million at June 30, 2008, $1,550 million at September 30, 2008, and $1,561 million at December 31, 2008.

(3)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

*** END OF FILE ***